As filed with the Securities and Exchange Commission on January 13, 2023

Securities Act File No. 333-185238

Investment Company Act File No. 811-22743

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

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BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

345 Park Avenue, New York, NY 10154

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

January 13, 2023

As a shareholder of Blackstone Alternative Multi-Strategy Fund (the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), you are receiving this Notice regarding the internet availability of an Information Statement relating to the selection and approval of additional sub-advisers for the Fund. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and to review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only. You do not need to take any action in connection with the selection and approval of the sub-advisers.

Summary of Information Statement

The Information Statement describes how Blackstone Alternative Investment Advisors LLC (“BAIA”), the Fund’s investment adviser, seeks to achieve the Fund’s investment objective by, in part, allocating the Fund’s assets among investment sub-advisers with experience managing alternative investment strategies. At BAIA’s recommendation, the Trust’s Board of Trustees (the “Board”) has recently approved Magnetar Asset Management LLC (“Magnetar”)1, Fir Tree Capital Management LP (“Fir Tree”), North Reef Capital Management LP (“North Reef”), Seven Grand Managers, LLC (“Seven Grand”) and Melqart Asset Management (UK) Limited (“Melqart”) as sub-advisers to the Fund. The Information Statement provides information about Magnetar, Fir Tree, North Reef, Seven Grand and Melqart.

BAIA, pursuant to the terms of an exemptive order received from the Securities and Exchange Commission on March 13, 2017, may enter into and amend materially sub-advisory agreements with discretionary and non-discretionary sub-advisers that are either unaffiliated with BAIA or that are directly or indirectly wholly-owned subsidiaries of Blackstone, Inc. (“Blackstone”) without seeking the approval of the Fund’s shareholders, so long as certain conditions are satisfied. BAIA’s selection of Magnetar, Fir Tree, North Reef, Seven Grand, and Melqart does not require shareholder approval. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy.

By sending you this Notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You

[1]

Magnetar was initially approved by the Board as a sub-adviser to the Fund in 2017 and was formally hired as a sub-adviser to the Fund on June 15, 2017. The Board subsequently re-approved Magnetar as a sub-adviser to the Fund and replaced the prior investment sub-advisory agreement with a new sub-advisory agreement with Magnetar, as further described in the Information Statement.

may print and view the Information Statement on the Fund’s website at www.bxmix.com. The Information Statement will be available on the website for at least 90 days after the date of this Notice. If you want to receive a paper copy of the Information Statement, you must request one. There is no charge to you for requesting a copy. You may request a paper copy or PDF via email of the Information Statement by writing the Fund, c/o BAIA, 345 Park Avenue, New York, NY 10154, or by calling (toll-free) 1-855-890-7725, by April 30, 2022. If you do not request a paper copy or PDF via email by that date, you will not receive a paper or email copy. You can obtain a free copy of the annual and semi-annual reports of the Fund, when available, by writing or contacting the Fund at the address or number above or visiting the Fund’s website.

Please note: Only one Notice is being delivered to multiple shareholders who share an address unless the Fund has received contrary instructions from any of those shareholders. Upon request to the telephone number or address listed above, the Fund will promptly deliver a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered. If a shareholder is receiving multiple copies at a shared address and would like to receive a single copy, the shareholder may make that request to the telephone number or address listed above.

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

345 Park Avenue, New York, NY 10154

INFORMATION STATEMENT

January 13, 2023

NOTICE REGARDING NEW SUB-ADVISERS

Blackstone Alternative Investment Advisors LLC (“BAIA”), the investment adviser to Blackstone Alternative Multi-Strategy Fund (the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), seeks to achieve the Fund’s investment objective by, in part, allocating the Fund’s assets among investment sub-advisers with experience managing alternative investment strategies. This Information Statement is being provided to the Fund’s shareholders in lieu of a proxy statement, pursuant to the terms of an exemptive order received from the Securities and Exchange Commission (the “SEC”) on March 13, 2017. This exemptive order permits BAIA to enter into and amend materially sub-advisory agreements with discretionary and non-discretionary investment sub-advisers that are either unaffiliated with BAIA or that are directly or indirectly wholly-owned subsidiaries of Blackstone Inc. (“Blackstone”) without seeking the approval of the Fund’s shareholders, so long as certain conditions are satisfied. This Information Statement is to inform you that, at BAIA’s recommendation, the Trust’s Board of Trustees (the “Board”) has recently approved Magnetar Asset Management LLC (“Magnetar”)2, Fir Tree Capital Management LP (“Fir Tree”), North Reef Capital Management LP (“North Reef”), Seven Grand Managers, LLC (“Seven Grand”) and Melqart Asset Management (UK) Limited (“Melqart”) as sub-advisers to the Fund. No shareholder approval is required.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE FUND AND THE ADVISORY AGREEMENT

BAIA serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated March 17, 2014, as amended (the “Advisory Agreement”). BAIA seeks to achieve the Fund’s investment objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies, including, in part, by allocating the Fund’s assets among sub-advisers with experience managing alternative investment strategies. BAIA also allocates the Fund’s assets among certain unaffiliated investment funds, manages a portion of the Fund’s assets directly and, from time to time, may instruct sub-advisers with respect to particular investments. BAIA is responsible for selecting the Fund’s investment strategies, for identifying and retaining sub-advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each sub-adviser or to manage directly.

BAIA may adjust allocations from time to time among strategies or sub-advisers based on its assessment of market conditions and/or sub-adviser strategies, and BAIA has discretion to not allocate any assets to one or more sub-advisers at any time. BAIA currently intends to generally consider the following factors as part of its sub-adviser screening process, although the factors considered from time to time or with respect to any one sub-adviser may vary and may include only some or none of the factors listed below or other factors that are not listed below:

•

Attractive long-term risk-adjusted investment performance: BAIA seeks to choose sub-advisers focused on alternative strategies that it believes will produce attractive long-term risk-adjusted returns over a full market cycle.

[2]

Magnetar was initially approved by the Board as a sub-adviser to the Fund in 2017 and was formally hired as a sub-adviser to the Fund on June 15, 2017. The Board subsequently re-approved Magnetar as a sub-adviser and replaced the prior investment sub-advisory agreement with a new sub-advisory agreement with Magnetar, as further described herein.

•

Skilled application of non-traditional investment techniques: BAIA believes that attractive risk-adjusted investment returns sometimes can be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. BAIA seeks to choose sub-advisers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

•

Opportunistic approach to investing: Among the sub-advisers sought by BAIA, BAIA may choose “opportunistic” sub-advisers who are willing to make substantial investments based on the direction the sub-adviser anticipates a particular market, markets, or individual securities will take. These sub-advisers may make “directional investments” and frequently use leverage to attempt to produce attractive returns. It is possible that BAIA may make only relatively short-term allocations to sub-advisers that specialize in opportunistic trades.

•

Management stability and committed investment professionals: BAIA believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, BAIA believes that attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

•

Ongoing monitoring: Once selected, the performance of each sub-adviser is regularly reviewed, and new sub-advisers are identified and considered on an on-going basis. In addition, the allocation of the Fund’s assets among sub-advisers, approaches, and styles will be regularly monitored and may be adjusted in response to performance results or changing economic conditions. BAIA reviews a number of quantitative and qualitative factors in connection with the allocation of the Fund’s assets, including, without limitation, macroeconomic scenarios, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy.

Each sub-adviser selected by BAIA and approved by the Board enters into a sub-advisory agreement with BAIA, pursuant to which each discretionary sub-adviser is delegated responsibility for the day-to-day management of the assets of the Fund and/or of one or more of the wholly-owned subsidiaries of the Fund allocated to the sub-adviser (the “Allocated Portion”). BAIA compensates the sub-advisers out of the management fee it receives from the Fund. Each discretionary sub-adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of BAIA. BAIA oversees each sub-adviser for compliance with the Fund’s investment objective, policies, strategies, and restrictions, and monitors each sub-adviser’s adherence to its investment style.

THE NEW SUB-ADVISORY AGREEMENTS

At a meeting of the Board held on May 24, 2022, the Board, including a majority of the Board members who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the third amended and restated investment sub-advisory agreement between BAIA and Magnetar (the “Third Amended and Restated Investment Sub-Advisory Agreement”). On October 24, 2022, the Third Amended and Restated Investment Sub-Advisory Agreement terminated and was replaced by a new sub-advisory agreement between BAIA and Magnetar. The Board, including a majority of the Independent Trustees, at a meeting on August 4, 2022, approved a new sub-advisory agreement between BAIA and Magnetar. The new sub-advisory agreement with Magnetar became effective as of October 24, 2022.

At a meeting of the Board held on October 12, 2022, the Board, including a majority of the Independent Trustees, approved Fir Tree as a sub-adviser to the Fund and, in connection therewith, also approved a new sub-advisory agreement between BAIA and Fir Tree. The sub-advisory agreement with Fir Tree became effective as of October 21, 2022.

At a meeting of the Board held on November 15, 2022, the Board, including a majority of the Independent Trustees, approved North Reef, Seven Grand and Melqart as sub-advisers to the Fund and, in connection therewith, also approved a sub-advisory agreement between BAIA and North Reef, a sub-advisory agreement between BAIA and Seven Grand, and a sub-advisory agreement between BAIA and Melqart. The sub-advisory agreement with North Reef became effective as of November 16, 2022, the sub-advisory agreement with Seven Grand became effective as of November 16, 2022, and the sub-advisory agreement with Melqart became effective as of December 1, 2022.

Under its sub-advisory agreement, subject to the supervision and oversight of BAIA, each of Magnetar, Fir Tree, North Reef, Seven Grand and Melqart will furnish continuously an investment program for the Fund, determining what investments to purchase, hold, sell, or exchange and what portion of the Fund’s assets to hold uninvested, with respect to its Allocated Portion, in compliance with the Fund’s governing documents, registration statement, investment objective, policies, and restrictions, and applicable law and subject to the oversight of the Board. Each sub-adviser is responsible for its expenses incurred in connection with managing its Allocated Portion. Each of Magnetar, Fir Tree, North Reef, Seven Grand and Melqart receives, as compensation for its services, fees from BAIA (not the Fund).

The initial term of the new sub-advisory agreement with Magnetar extends until October 24, 2024, the initial term of the new sub-advisory agreement with Fir Tree extends until October 21, 2024, the initial term of the new sub-advisory agreement with North Reef extends until November 16, 2024, the initial term of the new sub-advisory agreement with Seven Grand extends until November 16, 2024 and the initial term of the new sub-advisory agreement with Melqart extends until December 1, 2024. After the initial term, each sub-advisory agreement shall continue in effect for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of outstanding voting securities of the Fund and (ii) by a majority of the Independent Trustees.

The sub-advisory agreement with Magnetar may be terminated at any time without payment of any penalty, (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to BAIA and Magnetar; (ii) by Magnetar upon 60 days’ prior written notice to BAIA and the Fund; or (iii) by BAIA upon 61 days’ written notice to Magnetar. The sub-advisory agreement with Magnetar may also be terminated, without the payment of any penalty, by BAIA immediately upon (i) a material breach by Magnetar of the sub-advisory agreement that is not promptly cured or (ii) at the reasonable discretion of BAIA if Magnetar or any officer, director or key portfolio manager of Magnetar being accused in any regulatory, self-regulatory or judicial proceeding as having materially violated the federal securities laws or engaged in criminal conduct that would constitute a felony rendering such person or an affiliate ineligible from serving as an investment adviser to the Fund under applicable securities laws. The sub-advisory agreement with Magnetar will terminate automatically and immediately in the event of the termination of the Advisory Agreement.

The sub-advisory agreement with Fir Tree may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to BAIA and Fir Tree; (ii) by Fir Tree upon 60 days’ prior written notice to the BAIA and the Fund; or (iii) by BAIA upon 61 days’ written notice to Fir Tree. The sub-advisory agreement with Fir Tree may also be terminated, without the payment of any penalty, by BAIA immediately upon (i) a material breach by Fir Tree of the sub-advisory agreement which is not promptly cured; (ii) Faisal Syed ceasing to be employed by Fir Tree or continuing to oversee Fir Tree’s management of the Allocated Portion; or (iii) at the discretion of BAIA if Fir Tree or any officer, director or key portfolio manager (including, without limitation, Faisal Syed), of Fir Tree is accused in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct. The sub-advisory agreement with Fir Tree shall terminate automatically and immediately in the event of the termination of the Advisory Agreement.

The sub-advisory agreement with North Reef may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to BAIA and North Reef; (ii) by North Reef upon 60 days’ prior written notice to BAIA and the Fund; or (iii) by BAIA upon 61 days’ written notice to North Reef. The sub-advisory agreement with North Reef may also be terminated, without the payment of any penalty, by BAIA immediately upon (i) a material breach by North Reef of the sub-advisory agreement which is not promptly cured; (ii) James Hanna ceasing to be employed by North Reef or continuing to oversee North Reef’s management of the Allocated Portion; or (iii) at the discretion of BAIA if North Reef or any officer, director or key portfolio manager of North Reef is accused in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct. The sub-advisory agreement with North Reef shall terminate automatically and immediately in the event of the termination of the Advisory Agreement.

The sub-advisory agreement with Seven Grand may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to BAIA and Seven Grand; (ii) by Seven Grand upon 60 days’ prior written notice to BAIA and the Fund; or (iii) by BAIA upon 61 days’ written notice to Seven Grand. The sub-advisory agreement with Seven Grand may also be terminated, without the payment of any penalty, by BAIA immediately upon (i) a material breach by Seven Grand of the sub-advisory agreement which is not promptly cured; (ii) Chris Fahy ceasing to be employed by Seven Grand or continuing to oversee Seven Grand’s management of the Allocated Portion; or (iii) at the discretion of BAIA if Seven Grand or any officer, director or key portfolio manager of Seven Grand is charged in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct relating to the securities industry, or is accused by any regulator or self-regulatory organization in circumstances where the accusation is reasonably likely to have a material adverse economic or reputational effect on the Fund or Seven Grand’s ability to provide services under the sub-advisory agreement. The sub-advisory agreement with Seven Grand shall terminate automatically and immediately upon termination of the Advisory Agreement.

The sub-advisory agreement with Melqart may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to BAIA and Melqart; (ii) by Melqart upon 65 days’ prior written notice to BAIA and the Fund; or (iii) by BAIA upon 65 days’ written notice to Melqart. Melqart may terminate the sub-advisory agreement upon five business days’ notice if BAIA assumes direct responsibility for any function delegated to Melqart under the sub-advisory agreement pursuant to Section 2(a). The sub-advisory agreement with Melqart may also be terminated, without the payment of any penalty, by Melqart upon five days’ prior written notice upon any of the following: (i) any change to the Procedures (as defined in the sub-advisory agreement) or any instruction from BAIA, the Board, or any service provider to the Fund or the Trust, or the alteration of the definition of Trade Error or Compliance Error, in each case that, in Melqart’s good faith reasonable discretion, would make it impracticable or unreasonable for Melqart to continue to implement the Strategy with respect to the Allocated Portion; or (ii) the material breach by BAIA of the sub-advisory agreement which is not promptly cured. The sub-advisory agreement with Melqart may also be terminated by BAIA (in its sole discretion) by providing five business days’ notice (i) following a material breach by Melqart of the sub-advisory agreement which is not promptly cured; (ii) following receipt of notice of the occurrence of a Key Person Event (as defined in the sub-advisory agreement); (iii) if Melqart or Keith Decarlucci is convicted of, or enters into a plea of guilty or nolo contendere, or is otherwise found by a court, regulator or governmental body of competent jurisdiction to have committed a material violation of any federal securities law or any felony that is reasonably likely to have a material adverse effect on the ability of Melqart to perform its services under the sub-advisory agreement. The sub-advisory agreement with Melqart may also be terminated by BAIA (in its sole discretion) immediately if Melqart or any officer, director or Keith Decarlucci is charged in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct or is accused by any regulator or self-regulator in circumstances where the accusation is reasonably likely to have a material adverse economic or reputation effect on the Fund or Melqart’s ability to provide services under the sub-advisory agreement. The sub-advisory agreement shall terminate automatically and immediately upon termination of the Advisory Agreement, and BAIA shall endeavor in good faith to provide Melqart with 65 days’ prior written notice of such proposed termination.

Each sub-advisory agreement may also terminate if mutually agreed upon by both BAIA and the sub-adviser. Under the exemptive order referenced above, so long as certain conditions are satisfied, each sub-advisory agreement may be amended materially without shareholder approval. However, the exemptive order requires generally that shareholders of the Fund receive notice within 90 days of the hiring of a new sub-adviser and that the Fund provide shareholders with information that is similar to that which would have been included in a proxy statement to shareholders.

The Fund’s existing sub-advisers’ sub-advisory agreements, and the services provided pursuant to such agreements, are unchanged as a result of the Board’s approval of each of Magnetar, Fir Tree, North Reef, Seven Grand and Melqart.

The form of each sub-advisory agreement is attached within Exhibit A.

INFORMATION ABOUT MAGNETAR

Magnetar Asset Management LLC was incorporated in 2016 and is an affiliate of Magnetar Financial LLC which was founded in 2005. Magnetar Capital Partners LP is the sole member of Magnetar. The general partner of Magnetar Capital Partners LP is Supernova Management LLC, a manager-managed LLC whose managers are David Snyderman and Ross Laser. As of October 31, 2022, Magnetar and its affiliates had approximately $12.5 billion in assets under management, including designated investments and unfunded investor commitments. Magnetar’s principal place of business is located at 1603 Orrington Avenue, Evanston, IL 60201, United States.

Magnetar manages a portion of the Fund’s assets using a using a process-driven risk arbitrage strategy which typically involves investing in equity securities of companies that are the targets of merger transactions in order to capture returns similar to those of a passively managed risk arbitrage index. Magnetar will primarily invest in companies with a broad range of market capitalizations that are targets of announced merger transactions, with a focus on North America, Western Europe, and Australia, but with potential to invest worldwide.

Magnetar also advises Pace Alternative Strategies Investment Fund, a series of Pace Select Advisers Trust.

The following table provides information on the principal executive officers and directors of Magnetar. The business address of each person is c/o Magnetar Asset Management LLC, 1603 Orrington Avenue, Evanston, IL 60201, United States.

Name	Title/Responsibilities
David Snyderman	Chief Executive Officer
Ross Laser	Co-Founder / President
Ernie Rogers	Chief Operating Officer
Paul Smith	Chief Legal Officer
Karl Wachter	General Counsel
Mike Turro	Chief Compliance Officer

INFORMATION ABOUT FIR TREE

Fir Tree was founded in 1994 and is located at 500 Fifth Avenue, 9th Floor, New York, NY 10110, United States. David Sultan and Clinton Biondo are the principals of Fir Tree’s general partner, FTCM GP LLC. As of October 31, 2022, Fir Tree had approximately $3.2 billion in assets under management (including unfunded, non-discretionary commitments) across several strategic customized funds, hedge funds, and special opportunities vehicles.

Fir Tree is a value-oriented, global asset manager. Fir Tree manages a portion of the Fund’s assets using an opportunistic liquid, macro credit strategy that seeks to find attractive credit arbitrage, credit convexity and credit hedging opportunities with low-to-negative correlation to broader credit market spread performance. The strategy seeks to invest in liquid cash and derivative instruments including, but not limited to, bond and equity index ETFs, credit default swap indexes, government bonds and interest rate swaps, currency futures and forwards, and other credit and interest rate options and derivatives.

The following table provides information on the principal executive officers, directors, and general partners of Fir Tree. The business address of each person is c/o Fir Tree Capital Management LP, 500 Fifth Avenue, 9th Floor, New York, NY 10110, United States.

Name	Title/Responsibilities
Donald McCarthy	Chief Financial Officer
Brian Meyer	Chief Compliance Officer/General Counsel
David Sultan	Managing Partner/Chief Investment Officer
Clinton Biondo	Managing Partner

INFORMATION ABOUT NORTH REEF

North Reef is a California-based investment manager founded in 2020. North Reef Capital Management GP LLC, the principal owner of which is James Hanna, is the parent company of North Reef. As of October 31, 2022, North Reef had approximately $278 million in assets under management across a comingled fund and four separately managed accounts. North Reef is located at 851 S. Coast Hwy, Laguna Beach, CA 92651, United States.

North Reef is an equity long/short manager with a focus on the North American financial sector. North Reef’s strategy seeks to generate a long-short spread by taking advantage of opportunities in the North American financial sector that are misunderstood or not reflected in market prices. The strategy seeks to take advantage of dislocations between stock prices and the fundamental values of the underlying businesses. North Reef manages a low net equity strategy specializing in investing across all major subsectors of Financial Services with particular emphasis on regional banks, money center banks, trust banks, broker dealers, credit card companies, payment companies, asset managers, and specialty finance companies.

The following table provides information on the principal executive officers, directors, and general partners of North Reef. The business address of each person is c/o North Reef Capital Management LP, 851 S. Coast Hwy, Laguna Beach, CA 92651, United States.

Name	Title/Responsibilities
James Hanna	Chief Investment Officer
Daniel Locasto	Chief Operating Officer
E87 Fund Solutions, LLC	Chief Financial Officer

INFORMATION ABOUT SEVEN GRAND

Seven Grand was founded in 2019 and, as of October 31, 2022, had approximately $201 million in assets under management across four separately managed accounts and a comingled account. Chris Fahy and Jeff Ziglar own and control Seven Grand. Seven Grand is located at 81 Pondfield Road, Suite C302, Bronxville, NY 10708, United States.

Seven Grand is an event-driven investment manager focused on new issuance opportunities within equity capital markets. Seven Grand’s investments primarily consist of initial public offerings (traditional corporate and special purpose acquisitions companies), follow-on offerings, and block trades. In addition, Seven Grand engages in post-deal trading of equity capital markets issuance, as well as opportunistic adjacent capital markets-related special situations as they arise. Seven Grand is primarily focused on U.S. capital markets and occasionally participates in developed economy international markets.

The following table provides information on the principal executive officers, directors, and general partners of Seven Grand. The business address of each person is c/o Seven Grand Managers, LLC, 81 Pondfield Road, Suite C302, Bronxville, NY 10708, United States.

Name	Title/Responsibilities
Chris Fahy	Chief Investment Officer
Jeffrey Ziglar	Chief Operating Officer/Chief Financial Officer/Chief Compliance Officer

INFORMATION ABOUT MELQART

Melqart is a London-based investment manager founded in 2015. In 2021, Melqart launched the Melqart KEAL Macro Fund, which invests all of its investable assets in the Melqart KEAL Macro Master Fund LP, a Cayman Islands exempted limited partnership. Melqart Asset Management LP, which is principally owned by Michel Massoud through Mopar Holding LTD and Melqart Asset Management (GP) LTD, is the parent company of Melqart. As of October 31, 2022, Melqart had approximately $1.5 billion in assets under management. Melqart is located at 5 St. James’s Square, London SW1Y 4JU, United Kingdom.

Melqart manages a global macro strategy (“Melqart Keal”). Melqart Keal invests in macro opportunities aiming at delivering returns with bounded risk. The Melqart Keal portfolio is constructed through tactical allocation across equities, FX and commodities, with an emphasis on capturing risk asymmetry using derivative instruments. A quantitative risk management framework aggregated at a portfolio level is set to bound the portfolio risk and keep the return volatility within the agreed parameters. Melqart Keal seeks to achieve this objective by relying on dynamic allocation between three cross asset sub-strategies. The first two sub strategies, Macro Opportunities and Relative Value, aim on capturing temporary risk asymmetry created by price dislocation. Melqart believes that expressing fundamental views mostly through derivatives at a time where a price dislocation occurs gives the best risk-reward. The third strategy, Tail Risk, operates as an alpha generator and global portfolio overlay and, as a result, will be permanent and depend on the overall risk of the portfolio. This Tail Risk strategy is long equity gap risk and seeks to protect the portfolio against adverse tail events. The size of the Tail Risk allocation will be dynamic and sized with respect to the risk held in the other strategies.

The following table provides information on the principal executive officers and directors of Melqart. The business address of each person is c/o Melqart Asset Management (UK) Limited, 5 St. James’s Square, London SW1Y 4JU, United Kingdom.

Name	Title/Responsibilities
John Platts	Director, Chief Compliance Officer
Michel Massoud	Director

BOARD CONSIDERATIONS

At its meeting on August 4, 2022 the Board, including a majority of the Independent Trustees, approved the sub-advisory agreement with Magnetar. At the meeting, the Board had discussions with BAIA and reviewed and considered various written materials and oral presentations in connection with Magnetar’s proposed services, including with respect to the nature, extent, and quality of services, profitability, fees and expenses, investment performance, code of ethics, and compliance program. Additionally, the Board considered the process undertaken during its consideration and approval of the Advisory Agreement between BAIA and the Trust, on behalf of the Fund, and the sub-advisory agreements between BAIA and each of the existing sub-advisers. The Independent Trustees conferred with the Independent Trustees’ independent legal counsel to consider the information provided. Following an analysis and discussion of the factors identified below, the Board, including a majority of the Independent Trustees, approved the sub-advisory agreement with Magnetar.

At its meeting on October 12, 2022 the Board, including a majority of the Independent Trustees, approved the sub-advisory agreement with Fir Tree. At the meeting, the Board had discussions with BAIA and reviewed and considered various written materials and oral presentations in connection with Fir Tree’s proposed services, including with respect to the nature, extent, and quality of services, profitability, fees and expenses, investment performance, code of ethics, and compliance program. Additionally, the Board considered the process undertaken during its consideration and approval of the Advisory Agreement between BAIA and the Trust, on behalf of the Fund, and the sub-advisory agreements between BAIA and each of the existing sub-advisers. The Independent Trustees conferred with the Independent Trustees’ independent legal counsel to consider the information provided. Following an analysis and discussion of the factors identified below, the Board, including a majority of the Independent Trustees, approved the sub-advisory agreement with Fir Tree.

At its meeting on November 15, 2022 the Board, including a majority of the Independent Trustees, approved the sub-advisory agreement with each of North Reef, Seven Grand and Melqart. At the meeting, the Board had discussions with BAIA and reviewed and considered various written materials and oral presentations in connection with each of North Reef, Seven Grand and Melqart’s proposed services, including with respect to the nature, extent, and quality of services, profitability, fees and expenses, investment performance, code of ethics, and compliance program. Additionally, the Board considered the process undertaken during its consideration and approval of the Advisory Agreement between BAIA and the Trust, on behalf of the Fund, and the sub-advisory agreements between BAIA and each of the existing sub-advisers. The Independent Trustees conferred with the Independent Trustees’ independent legal counsel to consider the information provided. Following an analysis and discussion of the factors identified below, the Board, including a majority of the Independent Trustees, approved the sub-advisory agreement with each of North Reef, Seven Grand and Melqart.

Nature, Extent, and Quality of Services

Magnetar. The Board discussed and considered: (i) Magnetar’s personnel, operations, and financial condition; (ii) Magnetar’s strengths, including its focus on the smart beta/risk premia associated with merger arbitrage investing, its strong understanding of risk arbitrage, and its systematic investment process; (iii) the percentage of assets to be allocated to Magnetar; (iv) the investment return on the assets managed by Magnetar and related investment risks; (v) Magnetar’s experience and performance as a hedge fund manager and the extent to which Magnetar’s strategy for the Fund is expected to overlap with its hedge fund strategy; (vi) Magnetar’s experience and performance as a sub-adviser to the Fund since 2017; and (vii) the experience and depth of Magnetar’s portfolio management team managing hedge funds and other products and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services to be provided were expected to be appropriate and thus supported a decision to approve the Magnetar sub-advisory agreement.

Fir Tree: The Board discussed and considered: (i) Fir Tree’s personnel, operations, and financial condition; (ii) Fir Tree’s strengths, including its experience finding attractive credit trading and hedging opportunities; (iii) the percentage of assets to be allocated to Fir Tree; (iv) Fir Tree’s experience and performance as a hedge fund manager and the extent to which Fir Tree’s strategy for the Fund is expected to overlap with its hedge fund strategy; and (v) the experience and depth of Fir Tree’s portfolio management team managing hedge funds and other products and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services to be provided were expected to be appropriate and thus supported a decision to approve the Fir Tree sub-advisory agreement.

North Reef: The Board discussed and considered: (i) North Reef’s personnel, operations, and financial condition; (ii) North Reef’s strengths, including its experience in executing it’s long/short strategy and risk management process; (iii) the percentage of assets to be allocated to North Reef; (iv) North Reef’s experience and performance as an investment manager; and (v) the experience of North Reef’s portfolio management team and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services to be provided were expected to be appropriate and thus supported a decision to approve the North Reef sub-advisory agreement.

Seven Grand: The Board discussed and considered: (i) Seven Grand’s personnel, operations, and financial condition; (ii) Seven Grand’s strengths, including its strong relationships across the trading and capital markets industry; (iii) the percentage of assets to be allocated to Seven Grand; (iv) Seven Grand’s experience and performance as an investment manager; and (v) the experience of Seven Grand’s portfolio management team and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services to be provided were expected to be appropriate and thus supported a decision to approve the Seven Grand sub-advisory agreement.

Melqart: The Board discussed and considered: (i) Melqart’s personnel, operations, and financial condition; (ii) Melqart’s strengths, including its downside risk control, diversified exposure and the ability to general high risk-adjusted returns; (iii) the percentage of assets to be allocated to Melqart; (iv) Melqart’s experience and performance as an investment manager; and (v) the experience of Melqart’s portfolio management team and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services to be provided were expected to be appropriate and thus supported a decision to approve the Melqart sub-advisory agreement.

Investment Performance

Magnetar: For each strategy that Magnetar managed for the Fund, the Board received and considered information about the 2021, year-to-date, and inception-to-date investment returns of Fund assets managed by Magnetar (net of trading expenses and sub-advisory fees but gross of investment management fees and fund operating expenses), as compared to the investment returns of (i) a custom index defined by BAIA (“Custom Magnetar PRA Index”) and (ii) Magnetar’s PRA hedge fund strategy (“Magnetar PRA Hedge Fund Strategy”). In addition, the Board considered information about inception-to-date performance risk measurements of the Fund assets managed by Magnetar, the Custom Magnetar PRA Index, and the Magnetar PRA Hedge Fund Strategy, such as annualized return, standard deviation (which is a common measure of volatility), Sharpe ratio, and alpha and beta statistics (where available).

The Board noted that each of the 2021, year-to-date, and inception-to-date investment returns of Fund assets managed by Magnetar pursuant to the statistical arbitrage strategy was less than the corresponding returns of the Custom Magnetar Statistical Arbitrage Index. The Board noted that the 2021 investment return of Fund assets managed by Magnetar pursuant to the PRA strategy was less than the corresponding return of the Custom Magnetar PRA Index, that the year-to-date investment return of Fund assets managed by Magnetar pursuant to the PRA strategy was greater than the corresponding return of the Custom Magnetar PRA Index, and that the inception-to-date return of Fund assets managed by Magnetar pursuant to the PRA strategy was greater than that of each of the Custom Magnetar PRA Index and the Magnetar PRA Hedge Fund Strategy. It was noted that the returns of the Magnetar PRA Hedge Fund Strategy, while relevant as an indication of Magnetar’s capability managing alternative strategies, are the returns of a private fund that is subject to investment restrictions and fees that are different from those applicable to the Fund and that employs a strategy that, while broadly comparable to Magnetar’s PRA strategy for the Fund, is different in some meaningful respects. On the basis of the Board’s assessment, while recognizing that there can be no assurance of any particular investment outcome, the Board concluded that the investment performance generated by Magnetar was generally satisfactory and that Magnetar was capable of providing reasonable investment performance to the Fund.

Fir Tree: It was noted that, because Fir Tree is a newly proposed sub-adviser, there is no prior performance to consider with respect to the Fund.

North Reef: It was noted that, because North Reef is a newly proposed sub-adviser, there is no prior performance to consider with respect to the Fund.

Seven Grand: It was noted that, because Seven Grand is a newly proposed sub-adviser, there is no prior performance to consider with respect to the Fund.

Melqart: It was noted that, because Melqart is a newly proposed sub-adviser, there is no prior performance to consider with respect to the Fund.

Costs of Services and Profitability

Magnetar: In analyzing the cost of services and profitability of each sub-adviser, the Board discussed (i) Magnetar’s sub-advisory fee for managing the allocated Fund assets; (ii) that the sub-advisory fee rates for Magnetar did not include breakpoints; (iii) Magnetar’s resources devoted or expected to be devoted to the Fund; and (iv) information provided in response to inquiries regarding the profitability to Magnetar from providing sub-advisory services to the Fund. The Board considered the specific resources that Magnetar devoted or expected to devote to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which Magnetar’s investment process is or would be scalable. The Board also took into account the entrepreneurial, business, and other risks Magentar has undertaken in serving as an investment sub-adviser to the Fund.

The Board noted that the compensation paid to Magnetar was paid by BAIA, not the Fund, and, accordingly, that the retention of Magnetar did not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of Magnetar’s sub-advisory agreement were the result of separate arm’s-length negotiations between BAIA and Magnetar. The Board considered information comparing Magnetar’s fee rate to the fee rate that Magnetar charges for providing investment advisory services to certain other clients. The Board also considered information regarding the impact that retaining Magnetar as a sub-adviser to the Fund has or would have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fee rates that BAIA pays the sub-advisers based on allocations of Fund assets among the sub-advisers. The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Fir Tree: In analyzing the cost of services and profitability of Fir Tree, the Board discussed (i) Fir Tree’s sub-advisory fee for managing the allocated Fund assets; (ii) the fact that the sub-advisory fee rate for Fir Tree did not include breakpoints; (iii) Fir Tree’s resources expected to be devoted to the Fund; and (iv) information provided in response to inquiries regarding the profitability to Fir Tree from providing sub-advisory services to the Fund. The Board considered the specific resources that Fir Tree expected to devote to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which Fir Tree’s investment process would be scalable. The Board also took into account the entrepreneurial, business, and other risks Fir Tree has undertaken in serving as an investment sub-adviser to the Fund.

The Board noted that the compensation paid to Fir Tree was paid by BAIA, not the Fund, and, accordingly, that the retention of Fir Tree did not increase the fees or expenses otherwise incurred by shareholders of the Fund. The Board also noted that the terms of the Fir Tree sub-advisory agreement were the result of separate arm’s-length negotiations between BAIA and Fir Tree. The Board considered information comparing the sub-advisory fee rate to the fee rate that Fir Tree charges for providing investment advisory services to certain other clients. The Board also considered information regarding the impact that retaining Fir Tree as a sub-adviser to the Fund would have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fee rates that BAIA pays the sub-advisers based on allocations of Fund assets among the sub-advisers. The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

North Reef: In analyzing the cost of services and profitability of North Reef, the Board discussed (i) North Reef’s sub-advisory fee for managing the allocated Fund assets; (ii) the fact that the sub-advisory fees rate for North Reef did not include breakpoints; (iii) North Reef’s resources expected to be devoted to the Fund; and (iv) information provided in response to inquiries regarding the profitability to North Reef from providing sub-advisory services to the Fund. The Board considered the specific resources that North Reef expected to devote to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which North Reef’s investment process would be scalable. The Board also took into account the entrepreneurial, business, and other risks North Reef has undertaken in serving as an investment sub-adviser to the Fund.

The Board noted that the compensation paid to North Reef was paid by BAIA, not the Fund, and, accordingly, that the retention of North Reef did not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of North Reef’s sub-advisory agreement were the result of separate arm’s-length negotiations between BAIA and North Reef. The Board considered information comparing the sub-advisory fee rate to the fee rate that North Reef charges for providing investment advisory services to certain other clients. The Board also considered information regarding the impact that retaining North Reef as a sub-adviser to the Fund would have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fee rates that BAIA pays the sub-advisers based on allocations of Fund assets among the sub-advisers. The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Seven Grand: In analyzing the cost of services and profitability of Seven Grand, the Board discussed (i) Seven Grand’s sub-advisory fee for managing the allocated Fund assets; (ii) the fact that the sub-advisory fees rate for Seven Grand did not include breakpoints; (iii) Seven Grand’s resources expected to be devoted to the Fund; and (iv) information provided in response to inquiries regarding the profitability to Seven Grand from providing sub-advisory services to the Fund. The Board considered the specific resources that Seven Grand expected to devote to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which Seven Grand’s investment process would be scalable. The Board also took into account the entrepreneurial, business, and other risks Seven Grand has undertaken in serving as an investment sub-adviser to the Fund.

The Board noted that the compensation paid to Seven Grand was paid by BAIA, not the Fund, and, accordingly, that the retention of Seven Grand did not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of Seven Grand’s sub-advisory agreement were the result of separate arm’s-length negotiations between BAIA and Seven Grand. The Board considered information comparing the sub-advisory fee rate to the fee rate that Seven Grand charges for providing investment advisory services to certain other clients. The Board also considered information regarding the impact that retaining Seven Grand as a sub-adviser to the Fund would have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fee rates that BAIA pays the sub-advisers based on allocations of Fund assets among the sub-advisers. The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Melqart: In analyzing the cost of services and profitability of Melqart, the Board discussed (i) Melqart’s sub-advisory fee for managing the allocated Fund assets; (ii) the fact that the sub-advisory fees rate for Melqart did not include breakpoints; (iii) Melqart’s resources expected to be devoted to the Fund; and (iv) information provided in response to inquiries regarding the profitability to Melqart from providing sub-advisory services to the Fund. The Board considered the specific resources that Melqart expected to devote to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which Melqart’s investment process would be scalable. The Board also took into account the entrepreneurial, business, and other risks Melqart has undertaken in serving as an investment sub-adviser to BAMSF.

The Board noted that the compensation paid to Melqart was paid by BAIA, not the Fund, and, accordingly, that the retention of Melqart did not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of Melqart’s sub-advisory agreement were the result of separate arm’s-length negotiations between BAIA and Melqart. The Board considered information comparing the sub-advisory fee rate to the fee rate that Melqart charges for providing investment advisory services to certain other clients. The Board also considered information regarding the impact that retaining Melqart as a sub-adviser to the Fund would have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fee rates that BAIA pays the sub-advisers based on allocations of the Fund assets among the sub-advisers. The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Economies of Scale

Magnetar: The Board discussed various financial and economic considerations relating to the arrangement with Magnetar, including economies of scale. The Board also noted challenges in identifying and measuring economies of scale, both generally and given the Fund’s multi-manager structure and the different sub-adviser fee levels and fee structures. The Board noted that breakpoints based on the level of allocated assets of the Fund were not currently in place for Magnetar. The Board further noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable to Magnetar, with respect to different asset sizes of the portfolio, in the future. The Board also noted that, although not directly related to the sub-advisory fees payable to each sub-adviser, certain fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels, although the Fund’s expenses were sufficiently limited such that the expense cap did not currently result in BAIA bearing any of the Fund’s expenses.

Fir Tree: The Board discussed various financial and economic considerations relating to the arrangement with Fir Tree, including economies of scale. The Board also noted challenges in identifying and measuring economies of scale, both generally and given the Fund’s multi-manager structure and the different sub-adviser fee levels and fee structures. The Board noted that breakpoints based on the level of allocated assets of the Fund were not currently in place for Fir Tree. The Board further noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable to Fir Tree, with respect to different asset sizes of the portfolio, in the future. The Board also noted that, although not directly related to the sub-advisory fees payable to Fir Tree, certain fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels, although the Fund’s expenses were sufficiently limited such that the expense cap did not currently result in BAIA bearing any of the Fund’s expenses.

North Reef: The Board discussed various financial and economic considerations relating to the arrangement with North Reef, including economies of scale. The Board also noted challenges in identifying and measuring economies of scale, both generally and given the Fund’s multi-manager structure and the different sub-adviser fee levels and fee structures. The Board noted that breakpoints based on the level of allocated assets of the Fund were not currently in place for North Reef. The Board further noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable to North Reef, with respect to different asset sizes of the portfolio, in the future. The Board also noted that, although not directly related to the sub-advisory fees payable to North Reef, certain fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels, although the Fund’s expenses were sufficiently limited such that the expense cap did not currently result in BAIA bearing any of the Fund’s expenses.

Seven Grand: The Board discussed various financial and economic considerations relating to the arrangement with Seven Grand, including economies of scale. The Board also noted challenges in identifying and measuring economies of scale, both generally and given the Fund’s multi-manager structure and the different sub-adviser fee levels and fee structures. The Board noted that breakpoints based on the level of allocated assets of the Fund were not currently in place for Seven Grand. The Board further noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable to Seven Grand, with respect to different asset sizes of the portfolio, in the future. The Board also noted that, although not directly related to the sub-advisory fees payable to Seven Grand, certain fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels, although the Fund’s expenses were sufficiently limited such that the expense cap did not currently result in BAIA bearing any of the Fund’s expenses.

Melqart: The Board discussed various financial and economic considerations relating to the arrangement with Melqart, including economies of scale. The Board also noted challenges in identifying and measuring economies of scale, both generally and given the Fund’s multi-manager structure and the different sub-adviser fee levels and fee structures. The Board noted that breakpoints based on the level of allocated assets of the Fund were not currently in place for Melqart. The Board further noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable to Melqart, with respect to different asset sizes of the portfolio, in the future. The Board also noted that, although not directly related to the sub-advisory fees payable to Melqart, certain fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels, although the Fund’s expenses were sufficiently limited such that the expense cap did not currently result in BAIA bearing any of the Fund’s expenses.

Other Benefits

Magnetar: The Board discussed other potential benefits that Magnetar may receive from the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to Fund shareholders or BAIA/Blackstone Alternative Asset Management L.P. (“BAAM”), as applicable. The Board noted that each sub-adviser benefited from its relationship with BAIA and BAAM. The Board concluded that other ancillary or “fall out” benefits derived by Magnetar from its relationship with BAIA, BAAM, or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Fir Tree: The Board discussed other potential benefits that Fir Tree may receive from the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to Funds shareholders or BAIA/BAAM, as applicable. The Board noted that Fir Tree benefited from its relationship with BAIA and BAAM. The Board concluded that other ancillary or “fall out” benefits derived by Fir Tree from its relationship with BAIA, BAAM, or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders, and were consistent with industry practice and the best interests of the Fund and its shareholders.

North Reef: The Board discussed other potential benefits that North Reef may receive from the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to Fund shareholders or BAIA/BAAM, as applicable. The Board noted that North Reef benefited from its relationship with BAIA and BAAM. The Board concluded that other ancillary or “fall out” benefits derived by North Reef from its relationship with BAIA, BAAM, or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Seven Grand: The Board discussed other potential benefits that Seven Grand may receive from the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to Fund shareholders or BAIA/BAAM, as applicable. The Board noted that Seven Grand benefited from its relationship with BAIA and BAAM. The Board concluded that other ancillary or “fall out” benefits derived by Seven Grand from its relationship with BAIA, BAAM, or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Melqart: The Board discussed other potential benefits that Melqart may receive from the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to Fund shareholders or BAIA/BAAM, as applicable. The Board noted that Melqart benefited from its relationship with BAIA and BAAM. The Board concluded that other ancillary or “fall out” benefits derived by Melqart from its relationship with BAIA, BAAM, or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations

Magnetar: The Board reviewed and considered certain terms and conditions of Magnetar’s sub-advisory agreement. After discussion, the Board concluded that the terms of Magnetar’s sub-advisory agreement were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of Magnetar’s sub-advisory agreement in the future.

Fir Tree: The Board reviewed and considered certain terms and conditions of the Fir Tree sub-advisory agreement. After discussion, the Board concluded that the terms of the Fir Tree sub-advisory agreement t were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of the Fir Tree sub-advisory agreement in the future.

North Reef: The Board reviewed and considered certain terms and conditions of North Reef’s sub-advisory agreement. After discussion, the Board concluded that the terms of North Reef’s sub-advisory agreement were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of North Reef’s sub-advisory agreement in the future.

Seven Grand: The Board reviewed and considered certain terms and conditions of Seven Grand’s sub-advisory agreement. After discussion, the Board concluded that the terms of Seven Grand’s sub-advisory agreement were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of Seven Grand’s sub-advisory agreement in the future.

Melqart: The Board reviewed and considered certain terms and conditions of Melqart’s sub-advisory agreement. After discussion, the Board concluded that the terms of Melqart’s sub-advisory agreement were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of Melqart’s sub-advisory agreement in the future.

Conclusion

Magnetar: The Board, including all of the Independent Trustees, concluded that the fees payable under Magnetar’s sub-advisory agreement were fair and reasonable with respect to the services that Magnetar would provide to the Fund and in light of the other factors described above that the Board deemed relevant. The Board noted that both BAIA and the Board had previously determined that Magnetar’s compliance program was reasonably designed to prevent the violation of the Federal Securities Laws within the meaning of Rule 38a-1, and that Magnetar’s code of ethics was reasonably designed to prevent “access persons” (as defined in Rule 17j-1) from engaging in any act, practice, or course of business prohibited by Rule 17j-1(b). The Board based its approval of Magnetar’s sub-advisory agreement on a comprehensive consideration of all relevant information presented to the Board at its meetings throughout the year, as applicable, and not as a result of any single controlling factor. The Board also gave due consideration to the recommendations of BAIA, which recommended approval of the proposed sub-advisory arrangement as in the best interests of the Fund and its shareholders, and BAIA’s belief that the arrangement does not present any conflict of interest from which BAIA or any sub-adviser derives an inappropriate advantage. The Board was assisted by the advice of independent legal counsel, in approving each sub-adviser’s sub-advisory agreement.

Fir Tree: The Board, including all of the Independent Trustees, concluded that the fees payable under the Fir Tree sub-advisory agreement were fair and reasonable with respect to the services that Fir Tree would provide to the Fund and in light of the other factors described above that the Board deemed relevant. The Board noted that both BAIA and the Board had previously determined that Fir Tree’s compliance program was reasonably designed to prevent the violation of the Federal Securities Laws within the meaning of Rule 38a-1, and that Fir Tree’s Code of Ethics was reasonably designed to prevent “access persons” (as defined in Rule 17j-1) from engaging in any act, practice, or course of business prohibited by Rule 17j-1(b). The Board based its approval or continuation of the Fir Tree sub-advisory agreement on a comprehensive consideration of all relevant information presented to the Board at its meetings and not as a result of any single controlling factor. The Board also gave due consideration to the recommendations of BAIA, which recommended approval of the proposed sub-advisory arrangement as in the best interests of the Fund and its shareholders, and BAIA’s belief that the arrangements do not present any conflict of interest from which BAIA or any sub-adviser derives an inappropriate advantage. The Board was assisted by the advice of independent legal counsel in approving the Fir Tree sub-advisory agreement.

North Reef: The Board, including all of the Independent Trustees, concluded that the fees payable under North Reef’s sub-advisory agreement were fair and reasonable with respect to the services that North Reef would provide to the Fund and in light of the other factors described above that the Board deemed relevant. The Board noted that both BAIA and the Board had previously determined that North Reef’s compliance program was reasonably designed to prevent the violation of the Federal Securities Laws within the meaning of Rule 38a-1, and that North Reef’s code of ethics was reasonably designed to prevent “access persons” (as defined in Rule 17j-1) from engaging in any act, practice, or course of business prohibited by Rule 17j-1(b). The Board based its approval or continuation of North Reef’s sub-advisory agreement on a comprehensive consideration of all relevant information presented to the Board at its meetings and not as a result of any single controlling factor. The Board also gave due consideration to the recommendations of BAIA, which in each case recommended approval of the proposed sub-advisory arrangements as in the best interests of the Fund and its shareholders. The Board was assisted by the advice of independent legal counsel in approving North Reef’s sub-advisory agreement.

Seven Grand: The Board, including all of the Independent Trustees, concluded that the fees payable under Seven Grand’s sub-advisory agreement were fair and reasonable with respect to the services that Seven Grand would provide to the Fund and in light of the other factors described above that the Board deemed relevant. The Board noted that both BAIA and the Board had previously determined that Seven Grand’s compliance program was reasonably designed to prevent the violation of the Federal Securities Laws within the meaning of Rule 38a-1, and that Seven Grand’s code of ethics was reasonably designed to prevent “access persons” (as defined in Rule 17j-1) from engaging in any act, practice, or course of business prohibited by Rule 17j-1(b). The Board based its approval or continuation of Seven Grand’s sub-advisory agreement on a comprehensive consideration of all relevant information presented to the Board at its meetings and not as a result of any single controlling factor. The Board also gave due consideration to the recommendations of BAIA, which in each case recommended approval of the proposed sub-advisory arrangements as in the best interests of the Fund and its shareholders. The Board was assisted by the advice of independent legal counsel in approving Seven Grand’s sub-advisory agreement.

Melqart: The Board, including all of the Independent Trustees, concluded that the fees payable under Melqart’s sub-advisory agreement were fair and reasonable with respect to the services that Melqart would provide to the Fund and in light of the other factors described above that the Board deemed relevant. The Board noted that both BAIA and the Board had previously determined that Melqart’s compliance program was reasonably designed to prevent the violation of the Federal Securities Laws within the meaning of Rule 38a-1, and that Melqart’s code of ethics was reasonably designed to prevent “access persons” (as defined in Rule 17j-1) from engaging in any act, practice, or course of business prohibited by Rule 17j-1(b). The Board based its approval or continuation of Melqart’s sub-advisory agreement on a comprehensive consideration of all relevant information presented to the Board at its meetings and not as a result of any single controlling factor. The Board also gave due consideration to the recommendations of BAIA, which in each case recommended approval of the proposed sub-advisory arrangements as in the best interests of the Fund and its shareholders. The Board was assisted by the advice of independent legal counsel in approving Melqart’s sub-advisory agreement.

ADDITIONAL INFORMATION ABOUT THE FUND

BAIA is the Fund’s investment adviser. BAIA, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, NY 10154, is an affiliate of Blackstone Alternative Asset Management L.P., a leading hedge fund solutions provider which, together with its affiliates in the Blackstone Hedge Fund Solutions Group, has approximately $79 billion in assets under management as of September 30, 2022. BAIA is an indirect wholly-owned subsidiary of Blackstone, a publicly traded master limited partnership that has units that trade on the New York Stock Exchange under the symbol “BX.”

BAIA compensates the sub-advisers out of the management fees it receives from the Fund. During the fiscal year ended March 31, 2022, the Fund paid BAIA $97,489,661 in management fees, which amounted to 1.87% of the Fund’s average net assets as of March 31, 2022. From this amount, BAIA paid $36,632,436 in sub-advisory fees to non-affiliated sub-advisers with respect to the Fund, which amounted to 0.70% of the Fund’s average net assets as of March 31, 2022. BAIA also paid $2,448,445 in sub-advisory fees to affiliates of Blackstone, with respect to the Fund, which amounted to 0.05% (annualized) of the Fund’s average net assets as of March 31, 2022.

Pursuant to an administration agreement with the Trust, State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, MA 02111, serves as the administrator of the Fund. Pursuant to a transfer agency and service agreement with the Trust, State Street also serves as transfer agent of the Fund.

Blackstone Securities Partners L.P., located at 345 Park Avenue, New York, NY 10154, serves as the principal underwriter and exclusive agent for distribution of the Fund’s shares pursuant to a distribution agreement. As of March 31, 2022, the Fund did not pay any brokerage commissions to affiliated brokers.

FINANCIAL INFORMATION

You can obtain a free copy of the Fund’s annual and semi-annual reports, when available, by writing to the Fund, c/o BAIA, 345 Park Avenue, New York, NY 10154, or by calling 1-212-583-5000.

BENEFICIAL OWNERSHIP OF THE FUND

As of October 31, 2022, the following entities owned beneficially or of record 5% or more of the Class I shares of the Fund:

•	Morgan Stanley Smith Barney, LLC, located at 2000 Westchester Avenue, Purchase, NY 10577, held of record approximately 38% of the outstanding shares of Class I.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held of record approximately 17% of the outstanding shares of Class I.

•	Charles Schwab & Co., Inc., located at 211 Main Street, San Francisco, CA 94105, held of record approximately 11% of the outstanding shares of Class I.

•	American Enterprise Investment Services, Inc., located at 707 2nd Avenue South, Minneapolis, MN 55402, held of record approximately 8% of the outstanding shares of Class I.

•	UBS Financial Services Inc., located at 1200 Harbor Boulevard, Weehawken, NJ, 07086, held of record approximately 6% of the outstanding shares of Class I.

•	National Financial Services, located at 245 Summer Street, Boston, MA 02210, held of record approximately 5% of the outstanding shares of Class I.

As of October 31, 2022, the following entities owned beneficially or of record 5% or more of the Class D shares of the Fund:

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held of record approximately 29% of the outstanding shares of Class D.

•	Charles Schwab & Co., Inc., located at 211 Main Street, San Francisco, CA 94105, held of record approximately 17% of the outstanding shares of Class D.

•	UBS Financial Services Inc., located at 1200 Harbor Boulevard, Weehawken, NJ, 07086, held of record approximately 16% of the outstanding shares of Class D.

•	National Financial Services, located at 245 Summer Street, Boston, MA 02210, held of record approximately 14% of the outstanding shares of Class D.

•	TD Ameritrade Inc., located at 200 South 108th Avenue, Omaha, NE 68154, held of record, approximately 13% of the outstanding shares of Class D.

As of October 31, 2022, the following entities owned beneficially or of record 5% or more of the Class Y shares of the Fund:

•	J.P. Morgan Securities LLC, located at 383 Madison Avenue, New York, NY 10179, held of record approximately 92% of the outstanding shares of Class Y.

Any shareholder that beneficially owns more than 25% of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As of October 31, 2022, no shareholder beneficially held 25% of the outstanding shares of the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of the shareholders of the Fund.

The Trustees and officers, as a group, owned less than 1% of the Fund’s shares as of October 31, 2022.

Exhibit A

Blackstone Alternative Multi-Strategy Fund

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, effective as of the Effective Date (as defined below), between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and Magnetar Asset Management LLC (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the parties intend this Advisory Agreement to begin effective on the date that David Snyderman has assumed the role of Managing Partner (or equivalent) with respect to the parent entities and other affiliated entities of the Sub-Adviser in connection with Alec Litowitz’s transition to the role of Senior Advisor to one or more of those entities (the “Effective Date”), as communicated promptly by the Sub-Adviser to the Adviser upon its determination that the requisite events have taken place; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein; and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board, for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of a portion of the assets of the Fund in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree in writing from time to time (collectively, the “Strategy”). The Sub-Adviser acknowledges and agrees that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply to the portion of the Fund’s assets that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (the “Allocated Portion”). For purposes of this Agreement, except as otherwise noted, the Allocated Portion shall refer to the combined portion of Fund assets to which the Sub-Adviser provides advisory services attributable to (a) the separate portfolio utilizing a statistical arbitrage strategy that was initially funded in May 2021 (the “Statistical Arbitrage Allocated Portion”), and (b) the separate portfolio utilizing a risk arbitrage strategy (the “PRA Allocated Portion”). For the avoidance of doubt, even where referred to jointly as the “Allocated Portion” the Sub-Adviser will act with respect to each of the Stat Arb Allocated Portion and the PRA Allocated Portion as though it were advising a separate investment company. For instance, compliance monitoring described herein shall be done separately for each of the Stat Arb Allocated Portion and the PRA Allocated Portion and reporting described further herein shall be separate for each of the two strategies as well. The Sub-Adviser may provide the various investment advisory and other services with respect to the Allocated Portion to the Fund and/or a wholly-owned subsidiary of the Fund, Blackstone Alternative Multi-Strategy Sub Fund II Ltd, Blackstone Alternative Multi-Strategy Sub Fund III LLC, and/or Blackstone Alternative Multi-Strategy Sub Fund IV LLC. As context requires, references to the “Fund” include the wholly-owned subsidiaries. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust, or the Fund in any way.

b.

Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for any aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the Strategy.

c.

Sub-Advisory Arrangement Not Exclusive for Fund. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion.

d.

Other Activities of the Sub-Adviser. The Adviser recognizes that the Sub-Adviser and its principals, affiliates, officers and employees have investments of their own and are acting as investment managers, sub-advisers or general partners for other clients. The Adviser also recognizes that the Sub-Adviser and its principals, affiliates, officers and employees may be or become associated with other investment entities and engage in investment management for other clients. Except to the extent necessary to perform the Sub-Adviser’s obligations hereunder, as otherwise explicitly stated hereunder, or as otherwise agreed to in writing by the parties hereto, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser and its principals, affiliates, officers and employees to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Sub-Adviser may on occasion give advice or take action with respect to its other clients that differs from, or conflicts with, the advice given to the Adviser or the Fund in respect of the Allocated Portion.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed herein) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the oversight of the Adviser and the Board. Upon reasonable advance written notice to the Sub-Adviser, the Adviser retains complete authority, to the extent permitted under the Advisory Agreement, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (a) make investment decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion; (b) place purchase and sale orders for portfolio transactions in respect of the Allocated Portion and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; (c) use financial derivative instruments and any of the efficient portfolio management techniques and instruments as may in the reasonable opinion of the Sub-Adviser be necessary or advisable in order to implement the Strategy; and (d) subject to Section 2(d) below, execute account documentation, agreements, contracts, and other documents as may be required by brokers, dealers, counterparties, and other persons in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact).

c.

Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will be responsible for the daily management and monitoring of the portfolios in the Allocated Portion subject to and in accordance with (i) the applicable Strategy; and (ii) the investment policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the prospectus (the “Prospectus”) and statement of additional information (“SAI”) included in the Fund’s registration statement (as from time to time amended, supplemented, and in effect, the “Registration Statement”) (collectively, the “Governing Documents”). Subject to the Written Instructions (as defined below), the Sub-Adviser shall deploy the applicable Strategy on behalf of each portfolio of the Allocated Portion in a manner consistent with applicable laws, including without limitation applicable provisions of (x) the 1940 Act and the rules and regulations thereunder and (y) the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations thereunder applicable to qualification as a “regulated investment company”. The Sub-Adviser will also work with the Adviser to manage and monitor the portfolios of the Allocated Portion in accordance with any written instructions reasonably consistent with the applicable Strategy which the Adviser or the Board may issue to the Sub-Adviser from time to time and which are not inconsistent with the Governing Documents and the Procedures (defined below), as determined by the Adviser (the “Written Instructions”); provided, however, that the Adviser shall remain responsible for ensuring the Fund’s (including the Allocated Portion’s) overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations. In connection therewith, the Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code, as well as compliance tests to ensure that the Fund overall is in compliance with the requirements of the 1940 Act. To aid in the performance of such tax compliance and 1940 Act compliance testing by the Adviser, the Sub-Adviser shall provide information the Adviser reasonably requests from the Sub-Adviser in a timely manner in order to allow the Adviser to complete any such testing in a timely manner. The Adviser acknowledges that the Sub-Adviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund overall (i.e. the Allocated Portion together with all other assets of the Fund) is in compliance with Subchapter M of the Code and the requirements of the 1940 Act, and that the Sub-Adviser has no separate and independent responsibility to test the Fund overall for any such compliance. In connection with such tax compliance tests, the Adviser shall promptly notify the Sub-Adviser if the Allocated Portion is out of compliance with the diversification requirements under Subchapter M. The Sub-Adviser shall use its reasonable best efforts to take prompt action to bring the Allocated Portion back into compliance within the time permitted under the Code thereunder to the extent requested by the Adviser. In connection with such 1940 Act compliance tests, the Adviser shall inform the Sub-Adviser of any such compliance issue and the Sub-Adviser will use its reasonable best efforts to take prompt action to rectify such compliance issue as the Adviser and Sub-Adviser shall mutually agree. For the avoidance of doubt and except as otherwise agreed, in managing the Allocated Portion as set forth above, the Sub-Adviser shall have no responsibility whatsoever with respect to any assets of the Fund outside of the Allocated Portion. The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board with respect to the Fund as from time to time in effect and furnished in writing to the Sub-Adviser (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall promptly provide to the Sub-Adviser any amendments or supplements thereto within a reasonable time after amendment or approval, as applicable, and, absent the Sub-Adviser’s willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder, the Sub-Adviser shall not be liable for acting in accordance with existing forms of Governing Documents or Procedures prior to being notified of any amendments thereto, it being expressly understood and agreed that the Sub-Adviser will be obligated to manage the Allocated Portion subject to and in accordance with any such amended or supplemented Governing Documents or Procedures only as soon as practical after the Sub-Adviser has received written notice of the particular amendment or supplement. The Adviser shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement.

d.

Fund Counterparties. The Sub-Adviser will utilize counterparties and/or clearing members for prime brokerage, futures clearing, listed and OTC options and swap services, ISDA services, and other transactions in financial derivative instruments under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser also may negotiate its own trading terms, agreements and other arrangements with counterparties and/or clearing members, upon the approval of the Adviser. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers and swap execution facilities, if applicable, for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker-dealers and swap execution facilities. The Adviser will be responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable), including providing instructions to the Custodian (as defined herein) and will perform in-house reconciliation procedures on such accounts.

e.

Reports. The Sub-Adviser shall render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Allocated Portion. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) in a mutually-agreed format and medium regarding (i) the securities or other instruments held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. The Sub-Adviser also shall provide such additional information to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy with respect to the Allocated Portion as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may request, provided that in no case (whether with respect to such additional information, the reports described earlier in this paragraph, or otherwise) shall the Sub-Adviser be required to disclose to the Adviser or its affiliates any proprietary or trade secret Information (as defined below) regarding the systems, methods, tools, techniques or strategies used by the Sub-Adviser in implementing the Strategy unless required by applicable law, regulation or court order.

f.

Proxy Voting. The parties hereby agree that the Sub-Adviser shall assume responsibility for voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in accordance with the Sub-Adviser’s then-existing proxy voting policies and procedures (a copy of which has been provided by the Sub-Adviser to the Adviser); provided that the Sub-Adviser’s proxy voting policies and procedures for the Allocated Portion are not inconsistent with the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser from time to time. The Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. To the extent that the Sub-Adviser votes proxies in relation to securities held as part of the Allocated Portion, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Allocated Portion, the Sub-Adviser shall certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

g.

Filing Claims. The parties hereby agree that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. Notwithstanding the foregoing, at the Sub-Adviser’s reasonable request, Sub-Adviser may assume responsibility for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings related to securities currently or previously associated with the Allocated Portion.

h.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall use reasonable efforts to provide such reports as the Adviser may reasonably require, upon reasonable written notice, to monitor on a daily basis the investment activities and portfolio holdings associated with the Allocated Portion. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall use its reasonable best efforts to comply with any Written Instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures, and applicable law.

i.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the custodian for the Fund (the “Custodian”) on a daily basis such trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will, on a monthly basis, arrange for confirmation of such trades to be transmitted to the Adviser in paper format and provide the Adviser with access to the electronic platforms detailing OTC trades that have been confirmed (e.g., Markitwire). The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

j.

Assistance with Valuation. The Sub-Adviser will provide reasonable assistance to the Adviser and the Custodian, Administrator or similar party designated by the Adviser in assessing the fair value of securities or other instruments held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings. Notwithstanding the foregoing, the parties acknowledge that the Sub-Adviser is not ultimately responsible for establishing the valuation of the Fund’s investments.

k.

Provision of Information and Certifications. The Sub-Adviser shall timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and for the Fund to comply with the requirements of the Governing Documents, the Procedures, and any applicable law, provided that in no case shall the Sub-Adviser be required to disclose proprietary or trade secret Information to the Adviser or its affiliates regarding the systems, methods, tools, techniques or strategies used by the Sub-Adviser in implementing the Strategy unless required by applicable law, regulation or court order. The information and documentation requested by the Adviser and the Trust under this paragraph may include, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in form and substance mutually agreed by the Adviser and Sub-Adviser, together with certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s regulatory requirements and certifications relating to disclosure controls and financial reporting, in each case, in a form that the Adviser and the Sub-Adviser mutually and reasonably agree; (ii) within 15 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser and agreed to by the Sub-Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser and agreed to by the Sub-Adviser.

l.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser also will certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied in all material respects with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Code of Ethics and compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Allocated Portion. Upon request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding any such violations as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics, provided that the Sub-Adviser shall not be required to provide the Trust or the Adviser with information that it may not provide in accordance with applicable law and the Sub-Adviser reserves the right to assert all applicable legal privileges. Further, the Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

m.

Sub-Adviser Review of Materials. Upon the Adviser’s reasonable request, the Sub-Adviser shall review and comment upon selected portions relating to the Sub-Adviser and/or Strategy (including the Allocated Portion) of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund, and participate, at the reasonable request of the Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund, provided that the Adviser will endeavor to limit its requests for the Sub-Adviser to participate in such educational meetings to no more than two times per year. The Sub-Adviser will promptly inform the Fund and the Adviser if it becomes aware that any information in the Registration Statement that relates to the Sub-Adviser, the Strategy, or the Allocated Portion is (or will become) inaccurate or incomplete in any material respect.

n.

Notice of Material Actions / Change in Control. Each party will promptly notify the other party in writing of the occurrence of any of the following events: it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, involving the Allocated Portion. The Sub-Adviser will promptly notify the Adviser of any change in the actual control of the Sub-Adviser or change in the portfolio manager(s) primarily responsible for the day-to-day management of the Allocated Portion.

3.	Broker-Dealer Selection.

To the extent provided in the Prospectus or SAI of the Fund’s Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(d) hereof. The Sub-Adviser shall use commercially reasonable efforts to seek the best execution on all portfolio transactions executed in respect of the Allocated Portion. Subject to review by the Board with respect to the extent or continuation of this practice, the Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and consistent with applicable Sub-Adviser Procedures, consider the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may (but shall be under no obligation to), in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to seek best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Adviser Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients over time.

On an ongoing basis, at such times as the Adviser or the Board shall reasonably request, the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion and (ii) the “soft dollar” arrangements that the Sub-Adviser maintains with respect to the Allocated Portion or with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. To the extent not maintained by the Adviser, the Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times as requested by the Adviser or the Board. Where not transmitted to the Administrator for retention, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the

Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Adviser and Fund’s Chief Compliance Officer shall, at reasonable times and upon reasonable advance notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund and, at their own cost, copies of such documentation and records.

b.

Periodic Reports. The Sub-Adviser shall (i) with the assistance of the Adviser, render to the Board such periodic and special reports as the Board or the Adviser may reasonably request, provided that in no case shall the Sub-Adviser be required to disclose to the Adviser or its affiliates any proprietary or trade secret Information regarding the systems, methods, tools, techniques or strategies used by the Sub-Adviser in implementing the Strategy unless required by applicable law, regulation or court order; and (ii) meet with the Adviser or the Board upon reasonable request for the purpose of reviewing the Sub-Adviser’s performance under this Agreement at reasonable times and upon reasonable advance notice. The Adviser will endeavor to limit its requests for the Sub-Adviser to attend in-person, off-site meetings to no more than two times per year.

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder, but excluding the cost of securities (including brokerage commissions, if any) and other investments purchased for the Allocated Portion. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement

7.	Breach.

a.

Notification, Curing Breach. Each party shall use its reasonable best efforts to cooperate with the other party in curing any regulatory or compliance breaches or material breaches of this Agreement as promptly as possible. Each party will notify the other party as soon as reasonably practicable upon detection of any breach of the 1940 Act, the Governing Documents, the Procedures, the Strategy, or this Agreement that has a material adverse effect on the Allocated Portion.

b.	No Representation Regarding Investment Performance. The Sub-Adviser makes no representation or warranty that any level of investment performance or level of investment results will be achieved.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name and Track Record. As required for legal and regulatory compliance, the Adviser and the Fund shall have a non-exclusive, non-transferable, royalty free license to use the name of the Sub-Adviser, including any short form of such name, or any combination or derivation thereof (in the case of any such short form, combination or derivation, as pre-approved in writing by the Sub-Adviser), for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors in accordance with the terms of this Section 8. The Adviser and the Fund shall cease to use the name of the Sub-Adviser in any new or materially amended materials (except as may be reasonably necessary, in the discretion of the Adviser, to comply with applicable law) promptly upon termination of this Agreement and the Fund shall amend and, if necessary, file such amendment, to the Registration Statement so that the Sub-Adviser is no longer identified as a sub-adviser to the Fund (except as may be reasonably necessary, in the discretion of the Adviser, to comply with applicable law or regulation). During the term of this Agreement, the Adviser shall provide to the Sub-Adviser in writing any description of the Sub-Adviser or the Strategy that the Adviser intends to use in its sales and other marketing materials for review and approval, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the fifth business day after delivery of such materials, the Sub-Adviser will be deemed to have granted consent to use of its name and such description of the Sub-Adviser and the Strategy on the end of the fifth business day following delivery of such materials to the Sub-Adviser for approval; provided, further that the Sub-Adviser shall not be responsible in any manner for the preparation or distribution of any such sales and other marketing materials other than with regard to the accuracy of the information provided or confirmed by the Sub-Adviser to the Adviser in connection therewith. Other than the performance data generated in connection with the Fund, the Adviser may not use the performance data generated by the Sub-Adviser in connection with other client accounts without the Sub-Adviser’s express written consent. For the avoidance of doubt, the Sub-Adviser acknowledges and agrees that the Adviser may use the performance data generated by the Sub-Adviser in connection with the Fund without limitation during and after the term of the Agreement.

b.

Restrictions on Use of Adviser’s Name. The Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser, except (i) with respect to the identification of the Fund as required by applicable law (including the disclosure of the sub-advisory relationship to the Securities and Exchange Commission on the Sub-Adviser’s Form ADV or to any other governmental or self-regulatory agency as required); and (ii) for inclusions of such entities in lists of the Sub-Adviser’s clients). Each of the Adviser and the Sub-Adviser represents and warrants that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, or the Adviser or the Sub-Adviser, as applicable. For the avoidance of doubt, nothing in this Agreement shall restrict the Adviser, its affiliates, the Trust, or the Fund from making factual statements in required disclosures (including shareholder report discussions or Fund performance), in reports to the Trust’s Board of Trustees, or in response to regulatory inquiries and nothing in this Agreement shall restrict the Sub-Adviser or its affiliates from making factual statements in response to regulatory inquiries.

c.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates managing the Allocated Portion for its track record, provided that the Fund is not specifically identified by name without approval in writing by the Adviser. For avoidance of doubt, the Sub-Adviser shall be entitled to retain and use records of each of its transactions and other records pertaining to the Allocated Portion and the Fund as are necessary to support any such uses of the investment performance and track record.

9.	Liability and Indemnification.

a.

Notwithstanding anything to the contrary elsewhere in this Agreement, absent the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, its affiliates or any of its or their respective officers, directors, partners, agents, employees, and controlling persons (each, including the Sub-Adviser, a “Sub-Adviser Covered Person”), no Sub-Adviser Covered Person shall be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any position; provided, however, that the obligations of the Sub-Adviser in respect to “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) shall be as set forth in the Procedures. Prior to effecting any material changes to the definitions in the Procedures of Trade Error or Compliance Error (or to any associated obligations or liabilities of the Sub-Adviser), Adviser agrees to provide 75 days’ prior written notice to the Sub-Adviser before such changes become effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order, in which case the Adviser will provide written notice to the Sub-Adviser as promptly as reasonably practicable. It is acknowledged and agreed that any Trade Error or Compliance Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 9(a), and the indemnity is intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser for recovery pursuant to this section.

b.

The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any other series of the Trust or any Trustees or officer, employee, or agent of the Fund or other series of the Trust.

c.

The Sub-Adviser shall indemnify the Fund and the Adviser and each of their respective trustees, members, officers, employees, and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement of the Fund, or communication by the Fund to current or prospective investors in the Fund, in each case relating to disclosure provided by the Sub-Adviser in writing to the Adviser or the Fund for inclusion in such documents; or (ii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the indemnification granted by the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) in Section 9(a) above.

d.

The Adviser shall indemnify the Sub-Adviser Covered Persons against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions or omissions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement of the Fund, or communication by the Fund to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure provided by the Sub-Adviser in writing to the Adviser or the Fund for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s Written Instructions to the Sub-Adviser; or (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder.

e.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.	The rights provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

10.	Sub-Adviser Insurance.

a.

The Sub-Adviser agrees that during the term of this Agreement it will have the benefit of an errors and omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser and commercial general liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise reasonably acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser. No deductible specified in the above-referenced insurance policies shall be borne by the Fund or the Adviser.

b.

The Adviser agrees that it will maintain at its own expense an Errors and Omissions insurance policy with respect to the Adviser in a commercially reasonable amount based upon the amount of assets managed by the Adviser and Commercial General Liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Adviser.

11.	Custodian.

The Fund’s assets shall be maintained in the custody of its Custodian (such Custodian to be selected and engaged by the Fund or the Adviser). Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a material default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.	Registered Investment Adviser. The Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending actions, suits, proceedings, inquiries or investigations, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body involving any of its directors, officers, or employees, nor has it been served or received any notice of a material investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory agency, or public board regarding any of its activities; in each case that might reasonably be expected to result in a material adverse effect on the Fund or that might reasonably be expected to materially impair the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.	ADV. It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser.

h.

Change in Portfolio Management Personnel. The Sub-Adviser shall promptly notify the Adviser of any change in the portfolio manager(s) responsible for the Allocated Portion or if there is an actual change in control or management of the Sub-Adviser.

i.	[Reserved].

j.

Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on Form 13F. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

k.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a material default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. Further, this Agreement and the retention of the Sub-Adviser to provide the services set forth herein have been approved by the Fund and/or its shareholders, as necessary, in accordance with applicable law.

d.

Registered Investment Adviser; CFTC Registration. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser is either (a) duly registered as a commodity pool operator and commodity trading advisor with the CFTC and is a member in good standing of the National Futures Association, and will maintain such registration and membership in good standing for so long as this Agreement remains in effect, or (b) exempt from such registration and membership.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending actions, suits, proceedings, inquiries or investigations, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body involving any of its directors, officers, or employees, nor has it been served or received any notice of a material investigation, inquiry, or dispute by any court, governmental, administrative or self-regulatory agency, or public board or body regarding any of its activities; in each case that might reasonably be expected to result in a material adverse effect on the Fund or that might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.

Authorized Signatories. The Adviser has furnished to the Sub-Adviser a true and complete list (including specimen signatures) of those representatives of the Adviser, the Trust, and/or the Fund who are currently authorized to issue or receive instructions under this Agreement on behalf of the Adviser, the Trust, and/or the Fund, and the Adviser shall promptly notify the Sub-Adviser in writing of any changes to such list. The Sub-Adviser may rely on the authority of any person identified in such list.

g.

Other Representations. Upon Sub-Adviser’s written request, the Adviser will represent to the Sub-Adviser whether the Fund (including the Subsidiary) qualifies as (a) a “qualified institutional buyer,” as such term is defined in Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”); (b) a “qualified purchaser,” as such term is defined under the 1940 Act (c) an “accredited investor,” as such term is defined in Regulation D under the Securities Act; (d) a “qualified eligible person” within the meaning of the U.S. Commodity Futures Trading Commission Rule 4.7; and (e) an “eligible contract participant” within the meaning of Section 1(a) of the Commodity Exchange Act; and, unless otherwise notified by the Adviser, the Sub-Adviser may rely on such representations in connection with transactions for the Allocated Portion, including for the purpose of making any required certification to a seller or issuer of securities in any such transaction.

h.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

i.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.

Renewal. Unless terminated in accordance with Section 14(b) below, this Agreement shall continue in effect until two years from the effectiveness date, and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any person party to this Agreement, cast in person at a meeting called for the purpose of such approval, subject to any available exemptive relief from the otherwise applicable requirement that such vote of the Trustees be cast in person at any such meeting..

b.

Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund; or (iii) by the Adviser upon 61 days’ written notice to the Sub-Adviser, or, in each case, upon such shorter notice as may be mutually agreed upon in writing by the parties hereto. This Agreement may also be terminated, without the payment of any penalty, by the Adviser immediately upon (A) a material breach by the Sub-Adviser of this Agreement which is not promptly cured; or (B) at the reasonable discretion of the Adviser, the Sub-Adviser or any officer, director or key portfolio manager of the Sub-Adviser being accused in any regulatory, self-

regulatory or judicial proceeding as having materially violated the federal securities laws or engaged in criminal conduct that would constitute a felony rendering such person or an affiliate ineligible from serving as an investment adviser to the Fund under applicable securities laws. This Agreement may also terminate if mutually agreed upon by both the Adviser and the Sub-Adviser. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and, if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not automatically terminate in the event that no Allocated Portion is available for the Sub-Adviser.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 16, and 23 shall survive such termination of this Agreement. The obligation to maintain insurance pursuant to Section 10 and the obligations contained in Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement.

15.	Confidentiality.

a.

Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information and reports, certifications, and other non-public information provided by the parties pursuant to this Agreement (the “Information”); provided that the Recipient Party may make such disclosure to its affiliates and its and their respective directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, with prior written notice to the Sub-Adviser, the Trust and the Adviser shall be permitted to disclose Information to any third party in connection with the operation of the Fund, provided that such third party has been advised that such Information is to be kept confidential and the Adviser shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Sub-Adviser in any disclosure of such Information (except for disclosures to Representatives). The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information or violation of this Agreement. Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of the Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.

If the Recipient Party is required to disclose any Information, other than as permitted hereunder, pursuant to a subpoena, court order, or legal or regulatory request, to the extent practicable and legally permitted, the Recipient Party will provide the Disclosing Party with prompt notice so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the applicable provisions of this Agreement. In the event that such protective order or other remedy cannot be sought or is not promptly obtained, the Recipient Party or its representatives may, without liability, furnish that portion of the Information required to be disclosed and will request that confidential treatment be accorded to such Information.

c.

Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund. In addition to the requirements of subsection 15(a) above, the Adviser and the Sub-Adviser shall restrict access to the Portfolio Information to those employees of the Adviser and the Sub-Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund and the Adviser and Sub-Adviser will be obligated to ensure that it is used only for such purposes.

For the avoidance of doubt, and notwithstanding anything in this Agreement to the contrary, the Sub-Adviser hereby acknowledges and agrees that (i) Information may be disclosed by the Trust, on behalf of the Fund, or the Adviser pursuant to applicable law; and (ii) Portfolio Information may be disclosed by the Trust, on behalf of the Fund, or the Adviser in their sole and absolute discretion, provided that the securities and other instruments held in the Allocated Portion are not (a) separately identified as constituting the Allocated Portion and (b) identified as being managed by the Sub-Adviser, unless required by law or regulation.

d.

Each of the Adviser and the Sub-Adviser agrees that (i) it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information and (ii) failure to maintain the confidentiality of the Information as outlined herein may cause irreparable harm to the Sub-Adviser or Adviser, respectively.

e.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations, and obligations. The parties hereby agree that the Disclosing Party shall be entitled to seek injunctive relief preventing the dissemination of any Information in violation of the terms hereof. Such injunctive relief shall be in addition to any other remedies available hereunder, whether at law or in equity. Each Recipient Party agrees that its (or any of its affiliates’) breach of this Section 15 may cause irreparable injury to the Disclosing Party for which monetary damages may not be adequate, and that, upon any such breach, the Recipient Party shall be entitled to apply for injunctive and/or other equitable relief in addition to any remedies available at law.

f.

Notwithstanding anything expressed or implied in this Agreement to the contrary, each party and its respective employees, representatives, and agents is expressly authorized to disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement. This authorization, however, does not confer or imply any rights other than the right to make such unrestricted tax treatment and tax structure disclosures.

16.	Notices

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by facsimile or e-mail transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

Magnetar Asset Management LLC

C/O Magnetar Capital LLC

1603 Orrington Avenue, Suite 1300

Evanston, Illinois 60201

Fax: (847) 905-5680

Attention: Chief Legal Officer or General Counsel

By e-mail: notices@magnetar.com

Adviser:

Peter Koffler

Blackstone Inc.

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

Fax: (212) 583-5016

with a copy (which does not constitute notice) to:

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Fax: (617) 235-0483

By Email:

BAIACompliance@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall maintain reasonable business continuity, disaster recovery, and backup capabilities and facilities. Upon request, the Sub-Adviser shall provide to the Adviser access to its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser and Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser represents that it generally tests its plan(s) on at least an annual basis, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

19.	Personnel.

The Sub-Adviser shall perform (or shall have previously performed) background screening (including review of records as to violent or criminal conduct) of each employee of the Sub-Adviser with material access to Information at the time such employee is hired by the Sub-Adviser.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets. The Sub-Adviser is responsible only for providing advice with respect to the Allocated Portion.

21.	Lists of Affiliated Persons

The Adviser shall provide the Sub-Adviser with a list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Adviser and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person” as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

The Sub-Adviser shall cooperate reasonably with the Adviser for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction. The Sub-Adviser will work in good faith with the Adviser and the Fund’s service providers to ensure the orderly daily operation of the Fund (including, without limitation, reasonably assisting with providing information for regulatory filings and responding to regulatory requests that relate to the Allocated Portion).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.

Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, all matters arising under or related to this Agreement shall be governed by, construed, interpreted and enforced in accordance with the internal laws of the State of New York, without regard to conflicts-of-laws principles.

c.

Venue; Jurisdiction; Service of Process. Any dispute arising under this Agreement shall be brought exclusively in the courts of the State of New York or the United States District Court, in each case located in the Borough of Manhattan in New York City. Each party irrevocably submits to the exclusive jurisdiction of such courts, waives any objection that it may have at any time to the laying of venue of any proceeding brought in any such court, waives any claim that such proceeding has been brought in an inconvenient forum, and waives the right to object that such court does not have jurisdiction over such party with respect to such proceeding.

d.

Waiver of Trial by Jury. EACH PARTY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT AND WHETHER AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.

e.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices and Annexes appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices and Annexes hereto.

f.	Captions/Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

g.

Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

h.	Counterparts. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

i.

Miscellaneous. All words used herein shall be construed to be of such gender or number as the circumstances require. The words “herein,” “hereby,” “hereof” and “hereto,” and words of similar import, refer to this Agreement in its entirety (including the Appendices hereto) and not to any particular paragraph, clause or other subdivision, unless otherwise specified. The word “including” shall mean “including without limitation” unless otherwise specified.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:

Name:

MAGNETAR ASSET MANAGEMENT LLC

By:	Date:

Name:

APPENDIX A

Sub-Advisory Fee

Blackstone Alternative Multi-Strategy Fund

INVESTMENT SUB-ADVISORY AGREEMENT

This investment sub-advisory agreement (the “Agreement”) is effective as of October 21, 2022, between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and Fir Tree Capital Management LP, a Delaware limited partnership (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein; and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board, for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund allocated to it in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree from time to time (collectively the “Strategy”). The Adviser and the Sub-Adviser acknowledge and agree that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply to the portion of the Fund’s assets (or the assets of a subsidiary of the Fund, as applicable) that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (or Fund subsidiary’s assets) (the “Allocated Portion”). The Sub-Adviser may provide the various investment advisory and other services with respect to the Allocated Portion to the Fund and/or a wholly-owned subsidiary of the Fund: Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III LLC, and/or Blackstone Alternative Multi-Strategy Sub Fund IV LLC. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust, or the Fund in any way.

b.

Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the Strategy.

c.

Sub-Advisory Arrangement Not Exclusive for Fund and Sub-Adviser. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion. The Adviser also recognizes that the Sub-Adviser may be or become associated with other investment entities and engage in investment management for others. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to require the Sub-Adviser to devote any minimum amount of time or attention to the management of the Allocated Portion. Except as otherwise expressly provided herein, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Sub-Adviser may on occasion give advice or take action with respect to other investment entities that it manages that differs from the advice given with respect to the Allocated Portion. The Adviser acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Allocated Portion or that the Allocated Portion will perform comparably with any standard or index or on an absolute basis, including other clients of Sub-Adviser, whether public or private. The Adviser and Sub-Adviser hereby acknowledge and agree that to the extent the Sub-Adviser provides the various investment advisory and other services with respect to the Allocated Portion to a wholly-owned subsidiary of the Fund, it will do so pursuant to the same terms, conditions, duties, and obligations that would be applicable if it provided such services directly to the Fund.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to notice to the Sub-Adviser, the Adviser retains complete authority, to the extent permitted under the Advisory Agreement, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (i) on a discretionary basis and without prior consent of the Adviser, make investment and trading decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion; (ii) determine which securities or other assets or instruments are to be purchased, sold, exchanged, converted, retained, borrowed or lent by the Allocated Portion, place orders with respect to such portfolio transactions and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; (iii) use financial derivative instruments and any of the efficient portfolio management techniques and instruments as may in the reasonable opinion of the Sub-Adviser be necessary in order to implement the Strategy; and (iv) subject to Section 2(d) below, execute account documentation, agreements, contracts, and other documents as may be requested by brokers, dealers, counterparties, and other persons in connection with the purchase, sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations, or otherwise in connection with the Sub-Adviser’s management of the Allocated

Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact). The Sub-Adviser, in general, will take such action as is appropriate to manage the Allocated Portion effectively.

c.	Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will manage the Allocated Portion subject to and in accordance with:

i.	the Strategy;

ii.

the policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the Fund’s registration statement (as from time to time amended, supplemented, and in effect, the “Registration Statement”) (collectively, the “Governing Documents”);

iii.

the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a “regulated investment company”; provided, however, that the parties agree that the Adviser shall be responsible for compliance with the provisions of Subchapter M with respect to the Fund in its entirety;

iv.	any service level agreement that may be agreed between the parties from time to time;

v.	any reasonable instructions which the Adviser or the Board may issue to the Sub-Adviser from time to time in writing; and

vi.	the laws, regulations and rules of all applicable governmental, administrative, and self-regulatory bodies.

d.

The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board or the Adviser with respect to the Fund as from time to time in effect and furnished in advance in writing to the Sub-Adviser (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall promptly provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will endeavor to provide written notice to the Sub-Adviser reasonably in advance of any changes to the Governing Documents or the Procedures that may have a material impact on the Strategy or the services provided by the Sub-Adviser hereunder, provided, that the Sub-Adviser shall be obligated to conduct its activities hereunder in accordance with any such amended or supplemented Governing Documents or Procedures after the Sub-Adviser has received reasonable advance written notice of the applicable amendment or supplement, and the Sub-Adviser shall not be liable solely for acting in accordance with existing forms of Governing Documents or the Procedures prior thereto. The Adviser shall promptly furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement. Notwithstanding anything to the contrary in this Agreement, the Sub-Adviser shall only be responsible for the Trust’s or the Fund’s compliance with applicable law or regulation (including without limitation any investment limits, restrictions, or guidelines under the 1940 Act) relating to the implementation of the Strategy with respect to the Allocated Portion.

e.

Fund Counterparties. The Sub-Adviser will utilize counterparties, contractors, and/or clearing members for prime brokerage, futures execution and clearing, listed and OTC options and swap services, ISDA services, forward and spot transactions, and other transactions in financial and commodity derivatives and commodity instruments and contracts under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with counterparties and/or clearing members upon reasonable request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers, commodity exchanges and swap execution facilities, if applicable, for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker-dealers, commodity exchanges and swap execution facilities. The Adviser will be responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable), including providing instructions to the custodian for the Fund (the “Custodian”) and will perform in-house reconciliation procedures on such accounts.

f.

Reports. The Sub-Adviser shall, upon reasonable advance notice, render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Allocated Portion. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the securities or other instruments, including, without limitation, cash and cash equivalents, held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. The Sub-Adviser also shall provide such additional information to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may request, provided that in no case (whether with respect to such additional information, the reports described earlier in this paragraph, or otherwise) shall the Sub-Adviser be required to disclose to the Adviser or its affiliates any proprietary or trade secret Information (as defined below) regarding the systems, methods, tools, techniques or strategies used by the Sub-Adviser in implementing the Strategy unless required by applicable law, regulation or order of a court of competent jurisdiction.

g.

Proxy Voting. The parties hereby agree that the Sub-Adviser shall assume responsibility for voting or abstaining from voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in accordance with the Sub-Adviser’s then-existing proxy voting policies and procedures (a copy of which has been provided by the Sub-Adviser to the Adviser); provided that the Sub-Adviser’s proxy voting policies and procedures for the Allocated Portion are not inconsistent with the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser from time to time. The Adviser agrees to provide, or to cause to be forwarded to the Sub-Adviser, materials relating to such proxies in a timely fashion, whether by the Custodian, the Administrator or another applicable party. The Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. To the extent that the Sub-Adviser votes proxies with respect to the Allocated Portion, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Allocated Portion, the Sub-Adviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

h.

Filing Claims. The parties hereby agree that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. Notwithstanding the foregoing, at the Sub-Adviser’s reasonable request, Sub-Adviser may assume responsibility for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings related to securities currently or previously associated with the Allocated Portion.

i.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Allocated Portion according to a monitoring system that is reasonably designed to ensure compliance with the Strategy, relevant Governing Documents and Procedures, and applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall act on any reasonable instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures, and applicable law.

j.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

k.

Assistance with Valuation. The Sub-Adviser will, upon request, provide reasonable assistance to the Adviser, the Custodian, the Administrator or another similar party designated by the Adviser in assessing the fair value of securities or other instruments or positions held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings.

l.

Provision of Information and Certifications. The Sub-Adviser, upon advance written request, shall timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and in connection with the compliance by any of them with the requirements of the Governing Documents, the Procedures, and any applicable law, including, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Fund with respect to the Allocated Portion, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s filings on Form N-CSR, Form N-PORT and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to known compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser.

m.	Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Code of Ethics and its compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly upon becoming aware of any material violation of the Code of Ethics involving the Fund, as reasonably determined by the Sub-Adviser. Upon request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding violations of the Code of Ethics involving the Fund as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics, but reserving the right to assert all applicable legal privileges, provided that such assertion does not conflict with the Fund’s or the Board’s compliance with applicable law or any confidentiality obligations. Further, the Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

n.

Sub-Adviser Review of Materials. Upon the Adviser’s reasonable advance request, the Sub-Adviser shall review and comment upon selected portions, relating to the Sub-Adviser and/or the Strategy (including the Allocated Portion), of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund (with respect to the Sub-Adviser’s provision of the services under this Agreement or the Strategy or performance with respect to the Allocated Portion), and participate, at the reasonable request of the Adviser and as agreed to by the Sub-Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund. The Adviser and the Sub-Adviser shall agree which portions of such materials should be reviewed by the Sub-Adviser and the Sub-Adviser will not have any responsibility for the other portions. The Sub-Adviser will have the opportunity to review and approve a form of such materials (with applicable sections in substantially their final form) before they are disseminated. The Sub-Adviser will promptly inform the Fund and the Adviser upon becoming aware that any information in the Registration Statement relating to the Sub-Adviser or the Strategy is (or will become) inaccurate or incomplete.

o.

Regulatory Communications and Notices. Each Party shall promptly notify the other party regarding any material inspections or notices from any governmental, administrative or self-regulatory agency (unless prohibited from doing so by applicable law or regulation), including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions (i) relating to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund (in the case of a notice given by the Sub-Adviser) or to the Allocated Portion (in the case of a notice given by the Adviser) or (ii) that involve matters that could reasonably be viewed as material to the notifying party’s ability to provide services to the Fund. With respect to any such inspections or notices, the notifying party shall promptly make available such documents to the other party unless, in the opinion of the notifying party’s counsel, the notifying party would be legally prohibited from doing so. Notwithstanding the foregoing, no party shall be required to provide notice of any routine exams or sweep exams conducted by any governmental, administrative or self-regulatory agency unless such exams (i) relate to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund (in the case of a notice given by the Sub-Adviser) or to the Allocated

Portion (in the case of a notice given by the Adviser) or (ii) that involve matters that could reasonably be viewed as material to such party’s ability to provide services to the Fund.

p.

Notice of Material Actions / Change in Control. The Sub-Adviser will keep the Trust and the Adviser informed of developments of which the Sub-Adviser has knowledge that would materially affect the Fund. Each party will promptly notify the other party in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of, or is threatened in writing with, any material action, suit, proceeding or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, (A) involving the affairs of the Fund or (B) that may reasonably be expected to have a material adverse effect on the Sub-Adviser’s ability to provide services to the Fund, and (ii) any change in the partners of the Sub-Adviser or in the actual control or management of the Sub-Adviser or the Adviser, as applicable, or change in the portfolio manager(s) primarily responsible for the day-to-day management of the Allocated Portion.

3.	Broker-Dealer Selection.

To the extent provided in the Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(e) hereof. The Sub-Adviser shall use commercially reasonable efforts to obtain the best execution available of all portfolio transactions executed in respect of the Allocated Portion. The Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934, and consistent with applicable Sub-Adviser Procedures, consider, among other things, the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party, and may cause the Allocated Portion to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Allocated Portion an amount of commission for effecting an Allocated Portion transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Allocated Portion or its other advisory clients. To the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 and consistent with the Sub-Adviser Procedures and any written instructions as the Adviser may from time to time provide to the Sub-Adviser, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may (but shall be under no obligation to), in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Adviser Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients over time.

On an ongoing basis, at such times as the Adviser or the Board shall request (but no more frequently than quarterly), the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion and (ii) the “soft dollar” arrangements, with respect to transactions on behalf of the Allocated Portion, that the Sub-Adviser maintains with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times as requested by the Adviser or the Board. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act and applicable Commodity Futures Trading Commission (“CFTC”) regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser upon the written request to the Sub-Adviser by such party. The Adviser and Fund’s Chief Compliance Officer shall, upon reasonable advance notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund and copies of such documentation and records.

b.

Periodic Reports. The Sub-Adviser shall (i) render to the Board such periodic and special reports as the Board or the Adviser may reasonably request upon advance notice; and (ii) meet with any representatives of the Adviser or the Board at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser’s performance under this Agreement at reasonable times and upon reasonable advance notice.

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder, but excluding the cost of securities (including brokerage commissions and other transaction costs) and other investments purchased for the Allocated Portion. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Breach.

a.	Standard of Care. The Sub-Adviser will act in good faith in rendering the services it has agreed to provide under this Agreement.

b.

The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon detection of any breach by the Sub-Adviser of the 1940 Act, the Governing Documents, the Procedures, the Strategy, or this Agreement. The Adviser will notify the Sub-Adviser as soon as reasonably practicable upon detection of any breach by the Adviser of the 1940 Act, the Governing Documents, the Procedures, or this Agreement (to the extent that such breach is reasonably likely to have a material adverse effect on the Allocated Portion).

Each party shall use commercially reasonable efforts to cooperate with the other party in curing any material regulatory or compliance breaches or breaches of this Agreement as promptly as possible.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name. For so long as the Fund remains in existence, and this Agreement remains in effect with respect to the Fund, the Adviser and the Fund shall have a royalty-free license to use the name of the Sub-Adviser, including any short-form of such name, or any combination or derivation thereof reasonably approved by the Sub-Adviser, for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. The Adviser and the Fund shall cease to use the name of the Sub-Adviser in any newly printed materials (except as may, in the reasonable discretion of the Adviser, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement with respect to the Fund. During the term of this Agreement, the Sub-Adviser shall have the right, upon reasonable request and at its own expense, to review all sales and other marketing materials utilizing the name of the Sub-Adviser and any combination or derivation thereof, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the fifth business day after delivery of such materials, the Sub-Adviser will be deemed to have granted consent on the end of the fifth business day following delivery of such materials to the Sub-Adviser for approval.

b.

Restrictions on Use of Adviser’s Name. The Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser, except (i) with respect to the identification of the Fund as required by applicable law (including the disclosure of the sub-advisory relationship to the Securities and Exchange Commission on the Sub-Adviser’s Form ADV or to any other governmental or self-regulatory agency as required); and (ii) for inclusions of such entities in lists of the Sub-Adviser’s clients). Each of the Adviser and the Sub-Adviser represents and warrants, unless otherwise required by law, regulation, regulatory or self-regulatory authority, or action or other judicial process, that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, the Adviser or the Sub-Adviser, as applicable. For the avoidance of doubt, nothing in this Agreement shall restrict either party, its affiliates, the Trust, or the Fund from making factual statements in required disclosures (including shareholder report discussions or Fund performance), in reports to the Trust’s Board of Trustees, or in response to regulatory inquiries.

c.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Fund, provided that the Fund is not specifically identified by name without approval in writing by the Adviser.

9.	Liability and Indemnification.

a.

Absent the Sub-Adviser’s material breach of this Agreement or willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, or its officers, directors, partners, agents, employees, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, (each, including the Sub-Adviser, a “Sub-Adviser Covered Person”), no Sub-Adviser Covered Person shall be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any position; provided, however, that the obligations of the Sub-Adviser with respect to a “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) shall be as set forth in the Procedures. Prior to effecting any material change to the definitions in the Procedures of Trade Error or Compliance Error (or to any associated obligations or liabilities of the Sub-Adviser), the Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to the material change becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order, in which case the Adviser agrees to provide such prior written notice to the Sub-Adviser as reasonably practicable in the circumstances. It is acknowledged and agreed that any Trade Error or Compliance Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 9(a) and Section 9(c) below, and the indemnity is intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser for recovery pursuant to this section.

b.

The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any other series of the Trust or any Trustees or officer, employee, or agent of the Fund or other series of the Trust.

c.

The Sub-Adviser shall indemnify, to the extent permissible under applicable law, the Fund and the Adviser and each of their respective trustees, members, officers, employees, and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund in each case contained in disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents; (ii) a violation of applicable law, regulations or the rules of any applicable governmental, administrative, or self-regulatory body by the Sub-Adviser or (iii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the indemnification granted by the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) in Section 9(a) above.

d.

The Adviser shall indemnify, to the extent permissible under applicable law, the Sub-Adviser Covered Persons against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a material misstatement or omission contained in disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s, the Trust’s or the Board’s written instructions to the Sub-Adviser; (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder; or (iv) the failure of the Adviser to comply with applicable laws, rules, regulations, or a registration requirement pursuant to applicable law, rules or regulations.

e.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

10.	Sub-Adviser Insurance.

The Sub-Adviser agrees that it will maintain at its own expense an errors and omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser and commercial general liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser.

11.	Custodian.

The Fund’s assets shall be maintained in the custody of its Custodian. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser. This Agreement has been duly executed and delivered by the Sub-Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that disqualifies the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. To the extent the Sub-Adviser advises the Fund[1] with respect to trading of “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) and the regulations thereunder, the Sub-Adviser has either (i) determined, in consultation with counsel, that it is exempt from registration as a commodity trading advisor (a “CTA”) under CFTC Regulation 4.13(a)(3), and in each case, the Sub-Adviser has notified the Adviser of the basis for the applicable exemption it is relying on, or (ii) is registered with the CFTC as a CTA and is a member of the National Futures Association (“NFA”). The Sub-Adviser will maintain such exemption or will register and be registered with the CFTC and a member of the NFA for so long as this Agreement remains in effect.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which might reasonably be expected to result in a material adverse effect on the Fund or which might reasonably be expected to materially impair the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser or a sub-adviser to the Fund pursuant to this Agreement and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.	ADV. It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser.

h.

Change in Portfolio Management Personnel. The Sub-Adviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, (i) any change in the portfolio manager(s) responsible for the Allocated Portion and (ii) if Faisal Syed (the “Key Person”) shall cease to be employed by the Sub-Adviser or to oversee the implementation by the Sub-Adviser of the Strategy, or if there is an actual or expected change in control or management of the Sub-Adviser.

i.

No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing shall not, to the knowledge of the Sub-Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

[1]	Solely with respect to Blackstone Alternative Multi-Strategy Sub Fund IV LLC.

j.

Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on Form 13F. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

k.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs with respect to the Sub-Adviser’s investment advisory business that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser. This Agreement has been duly executed and delivered by the Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing under this Agreement or performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring and correct promptly any violations that have occurred, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser is duly registered as a commodity pool operator and CTA with the CFTC and is a member in good standing of the NFA, and will maintain such registration and membership in good standing for so long as this Agreement remains in effect or will be exempt from such registration and membership.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Adviser’s financial or business prospects or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory and exchange licenses, registrations, memberships and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships and approvals.

g.

Approval by Trust. This Agreement has been approved by (i) a majority of the Trustees of the Trust, including by a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of the Trust, in accordance with the procedural requirements of Section 15(c) of the 1940; and (ii) the shareholders of the Fund in accordance with the procedural requirements of Section 15(a) of the 1940 Act or an applicable exemption therefrom.

h.

No Untrue Statements or Omissions. The information provided by the Adviser to the Sub-Adviser in writing shall not, to the knowledge of the Adviser, contain any untrue statement of material fact or omit to state a material fact necessary to make the information not misleading, in each case at the time provided.

i.

Other Representations. The Fund qualifies as (i) a “qualified institutional buyer,” as such term is defined in Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”); (ii) a “qualified purchaser,” as such term is defined under the 1940 Act, (iii) an “accredited investor,” as such term is defined in Regulation D under the Securities Act; and (iv) a “qualified eligible person” within the meaning of the U.S. Commodity Futures Trading Commission Rule 4.7; and, unless otherwise notified by the Adviser, the Sub-Adviser may rely on such representations in connection with transactions for the Allocated Portion, including for the purpose of making any required certification to a seller or issuer of securities in any such transaction.

j.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.

Renewal. This Agreement shall continue in effect until two years from the effectiveness date, and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any person party to this Agreement, cast at a meeting called for the purpose of such approval.

b.

Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund; or (iii) by the Adviser upon 61 days’ written notice to the Sub-Adviser. For the avoidance of doubt, following delivery of a notice of termination pursuant to this Section 14(b) with respect to this Agreement, the Sub-Adviser will continue to have full discretionary investment and trading authority in accordance with the terms of this Agreement (including, without limitation, Sections 1(a) and 2 hereof) with respect to the Allocated Portion until the effective date of such termination. This Agreement may also be terminated, without the payment of any penalty, by the Adviser immediately upon (A) a material breach by the Sub-Adviser of this Agreement which is not promptly cured pursuant to Section 7 hereof; (B) the Key Person ceasing to be employed by the Sub-Adviser or continuing to oversee the Sub-Adviser’s management of the Allocated Portion; or (C) at the discretion of the Adviser, if the Sub-Adviser or any officer, director or key portfolio manager (including, without limitation, the Key Person), of the Sub-Adviser is accused in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct. This Agreement may also terminate if mutually agreed upon by both the Adviser and the Sub-Adviser.

This Agreement may also be terminated, without the payment of any penalty, by the Sub-Adviser upon 5 days’ prior written notice upon any of the following: (i) any change to the Procedures or any instruction from the Adviser, the Board, or any service provider to the Fund or the Trust, or the alteration of the definition of Trade Error or Compliance Error, in each case that, in the Sub-Adviser’s good faith reasonable discretion, would make it impracticable or unreasonable for the Sub-Adviser to continue to implement the Strategy with respect to the Allocated Portion; or (ii) the material breach by the Adviser of this Agreement which is not promptly cured.

This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate in the event that no Allocated Portion is available for the Sub-Adviser.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 10, 16, and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement. Any Fees calculated in accordance with this Agreement accrued up to the date of termination and not yet paid by such date of termination shall, notwithstanding termination, be payable at the next following payment in accordance with this Agreement.

d.

Amendment. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, if required by the 1940 Act or applicable SEC rules and regulations, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

e.

Assignment. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder.

15.	Confidentiality.

a.

Except as expressly authorized in this Agreement or as required or requested, as advised by counsel, by applicable law, regulation, regulation of any self-regulatory organization, or court order or other judicial process, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure to its directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information, and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, the Trust and the Adviser shall be permitted to disclose Information to any third party in connection with the operation of the Fund or subject to a non-disclosure agreement, provided that such third party has been advised that such Information is to be kept confidential and the Adviser shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Allocated Portion or the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosures to Representatives). The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Except as provided in subsection (c) of this section 15 below, notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.

Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund.

c.

The Adviser will not permit any Representative or affiliate of the Adviser to use Portfolio Information with respect to the Allocated Portion to trade for its own account or the account of any other person for the purpose of “reverse engineering” the investment or trading methodologies of the Sub-Adviser. In furtherance of the foregoing, the Adviser shall restrict access to the Portfolio Information to those employees of the Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund.

d.

Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

e.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations, and obligations.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by e-mail transmission actually received by the recipient or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

Fir Tree Capital Management

500 Fifth Avenue, 9th Floor

New York, New York 10110

Attn: General Counsel

By Email:

LegalNotices@firtree.com

Adviser:

Peter Koffler

Blackstone Inc.

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

with a copy (which does not constitute notice) to:

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

By Email:

BAIACompliance@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall maintain business continuity, disaster recovery, and backup capabilities and facilities, which shall be reasonably designed to permit the Sub-Adviser to be able to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Sub-Adviser shall provide to the Adviser copies of its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser and Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser represents that it tests its business continuity and disaster recovery plan(s) on at least an annual basis, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

19.	Personnel.

The Sub-Adviser has performed, or shall perform, in its reasonable discretion, background screening (including review of records as to violent or criminal conduct) of each employee of the Sub-Adviser with material access to Information, including at the time such employee is hired by the Sub-Adviser or at such times as an employee’s duties begin to include investment or oversight authority over a material portion of the Sub-Adviser’s assets under management.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Fund and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person”, as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

Each party shall cooperate reasonably with the other party for purposes of filing any required reports, and responding to regulatory requests, in each case with respect to the Fund, with the SEC or such other regulator having appropriate jurisdiction. Each party will work in good faith with the other party and the Fund’s service providers to ensure the orderly daily operation of the Fund (including, without limitation, reasonably assisting with preparation of regulatory filings and responding to regulatory requests that relate to the Allocated Portion).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.	Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, this Agreement shall be governed and construed under the laws of the

State of New York, irrespective of and without regard for any conflicts of law principles. Any suit, proceeding or other action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York. To the extent that the United States District Court for the Southern District of New York lacks jurisdiction over such suit, proceeding or other action then it shall be brought in state court situated in Delaware. The parties hereby submit and consent to the exclusive in personam jurisdiction and venue of such courts.

c.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices and Annexes appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices and Annexes hereto.

d.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.

Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

f.

Counterparts and Electronic Signatures. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be executed in written form or using electronic or digital technology, whether it is a computer-generated signature, an electronic copy of the party’s true ink signature, DocuSign, facsimile, or otherwise. Delivery of an executed counterpart of the Agreement by facsimile, email transmission via portable document format (.pdf), DocuSign, or other electronic means will be equally as effective and binding as delivery of a manually executed counterpart.

g.

Miscellaneous. All words used herein shall be construed to be of such gender or number as the circumstances require. The words “herein,” “hereby,” “hereof” and “hereto,” and words of similar import, refer to this Agreement in its entirety (including the Appendix hereto) and not to any particular paragraph, clause or other subdivision, unless otherwise specified. The word “including” shall mean “including without limitation” unless otherwise specified. Nothing in this Agreement, express or implied, shall or is intended to confer any rights upon any person other than the parties hereto or their respective successors or assigns, including, without limitation, any shareholder of the Fund.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:

Name:

Title:

FIR TREE CAPITAL MANAGEMENT LP

By:	Date:

Name:

Title:

APPENDIX A

Sub-Advisory Fee

Blackstone Alternative Multi-Strategy Fund

INVESTMENT SUB-ADVISORY AGREEMENT

This investment sub-advisory agreement (the “Agreement”) is effective as of November 16, 2022, between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and North Reef Capital Management LP, a Delaware limited partnership (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein; and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board, for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund allocated to it in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree from time to time (collectively the “Strategy”). The Adviser and the Sub-Adviser acknowledge and agree that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply to the portion of the Fund’s assets (or the assets of a subsidiary of the Fund, as applicable) that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (or Fund subsidiary’s assets) (the “Allocated Portion”). The Sub-Adviser may provide the various investment advisory and other services with respect to the Allocated Portion to the Fund and/or a wholly-owned subsidiary of the Fund: Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III LLC, and/or Blackstone Alternative Multi-Strategy Sub Fund IV LLC. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust, or the Fund in any way.

b.

Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the Strategy.

c.

Sub-Advisory Arrangement Not Exclusive for Fund and Sub-Adviser. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion. The Adviser also recognizes that the Sub-Adviser may be or become associated with other investment entities and engage in investment management for others. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to require the Sub-Adviser to devote any minimum amount of time or attention to the management of the Allocated Portion. Except as otherwise expressly provided herein, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Sub-Adviser may on occasion give advice or take action with respect to other investment entities that it manages that differs from the advice given with respect to the Allocated Portion. The Adviser acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Allocated Portion or that the Allocated Portion will perform comparably with any standard or index or on an absolute basis, including other clients of Sub-Adviser, whether public or private. The Adviser and Sub-Adviser hereby acknowledge and agree that to the extent the Sub-Adviser provides the various investment advisory and other services with respect to the Allocated Portion to a wholly-owned subsidiary of the Fund, it will do so pursuant to the same terms, conditions, duties, and obligations that would be applicable if it provided such services directly to the Fund.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to notice to the Sub-Adviser, the Adviser retains complete authority, to the extent permitted under the Advisory Agreement, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (i) on a discretionary basis and without prior consent of the Adviser, make investment and trading decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion; (ii) determine which securities or other assets or instruments are to be purchased, sold, exchanged, converted, retained, borrowed or lent by the Allocated Portion, place orders with respect to such portfolio transactions and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; (iii) use financial derivative instruments and any of the efficient portfolio management techniques and instruments as may in the reasonable opinion of the Sub-Adviser be necessary in order to implement the Strategy; and (iv) subject to Section 2(d) below, execute account documentation, agreements, contracts, and other documents as may be requested by brokers, dealers, counterparties, and other persons in connection with the purchase, sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations, or otherwise in connection with the Sub-Adviser’s management of the Allocated

Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact). The Sub-Adviser, in general, will take such action as is appropriate to manage the Allocated Portion effectively.

c.	Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will manage the Allocated Portion subject to and in accordance with:

i.	the Strategy;

ii.

the policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the Fund’s registration statement (as from time to time amended, supplemented, and in effect, the “Registration Statement”) (collectively, the “Governing Documents”);

iii.

the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a “regulated investment company”; provided, however, that the parties agree that the Adviser shall be responsible for compliance with the provisions of Subchapter M with respect to the Fund in its entirety;

iv.	any service level agreement that may be agreed between the parties from time to time;

v.	any reasonable instructions which the Adviser or the Board may issue to the Sub-Adviser from time to time in writing; and

vi.	the laws, regulations and rules of all applicable governmental, administrative, and self-regulatory bodies.

d.

The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board or the Adviser with respect to the Fund as from time to time in effect and furnished in advance in writing to the Sub-Adviser (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall promptly provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will endeavor to provide written notice to the Sub-Adviser reasonably in advance of any changes to the Governing Documents or the Procedures that may have a material impact on the Strategy or the services provided by the Sub-Adviser hereunder, provided, that the Sub-Adviser shall be obligated to conduct its activities hereunder in accordance with any such amended or supplemented Governing Documents or Procedures after the Sub-Adviser has received reasonable advance written notice of the applicable amendment or supplement, and the Sub-Adviser shall not be liable solely for acting in accordance with existing forms of Governing Documents or the Procedures prior thereto. The Adviser shall promptly furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement. Notwithstanding anything to the contrary in this Agreement, the Sub-Adviser shall only be responsible for the Trust’s or the Fund’s compliance with applicable law or regulation (including without limitation any investment limits, restrictions, or guidelines under the 1940 Act) relating to the implementation of the Strategy with respect to the Allocated Portion.

e.

Fund Counterparties. The Sub-Adviser will utilize counterparties, contractors, and/or clearing members for prime brokerage, futures execution and clearing, listed and OTC options and swap services, ISDA services, forward and spot transactions, and other transactions in financial and commodity derivatives and commodity instruments and contracts under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with counterparties and/or clearing members upon reasonable request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers, commodity exchanges and swap execution facilities, if applicable, for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker-dealers, commodity exchanges and swap execution facilities. The Adviser will be responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable), including providing instructions to the custodian for the Fund (the “Custodian”) and will perform in-house reconciliation procedures on such accounts.

f.

Reports. The Sub-Adviser shall, upon reasonable advance notice, render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Allocated Portion. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the securities or other instruments, including, without limitation, cash and cash equivalents, held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. The Sub-Adviser also shall provide such additional information to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may request, provided that in no case (whether with respect to such additional information, the reports described earlier in this paragraph, or otherwise) shall the Sub-Adviser be required to disclose to the Adviser or its affiliates any proprietary or trade secret Information (as defined below) regarding the systems, methods, tools, techniques or strategies used by the Sub-Adviser in implementing the Strategy unless required by applicable law, regulation or order of a court of competent jurisdiction.

g.

Proxy Voting. The parties hereby agree that the Sub-Adviser shall assume responsibility for voting or abstaining from voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in accordance with the Sub-Adviser’s then-existing proxy voting policies and procedures (a copy of which has been provided by the Sub-Adviser to the Adviser); provided that the Sub-Adviser’s proxy voting policies and procedures for the Allocated Portion are not inconsistent with the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser from time to time. The Adviser agrees to provide, or to cause to be forwarded to the Sub-Adviser, materials relating to such proxies in a timely fashion, whether by the Custodian, the Administrator or another applicable party. The Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. To the extent that the Sub-Adviser votes proxies with respect to the Allocated Portion, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Allocated Portion, the Sub-Adviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

h.

Filing Claims. The parties hereby agree that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. Notwithstanding the foregoing, at the Sub-Adviser’s reasonable request, Sub-Adviser may assume responsibility for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings related to securities currently or previously associated with the Allocated Portion.

i.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Allocated Portion according to a monitoring system that is reasonably designed to ensure compliance with the Strategy, relevant Governing Documents and Procedures, and applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall act on any reasonable instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures, and applicable law.

j.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

k.

Assistance with Valuation. The Sub-Adviser will, upon request, provide reasonable assistance to the Adviser, the Custodian, the Administrator or another similar party designated by the Adviser in assessing the fair value of securities or other instruments or positions held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings.

l.

Provision of Information and Certifications. The Sub-Adviser, upon advance written request, shall timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and in connection with the compliance by any of them with the requirements of the Governing Documents, the Procedures, and any applicable law, including, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Fund with respect to the Allocated Portion, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s filings on Form N-CSR, Form N-PORT and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to known compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser.

m.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Code of Ethics and its compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly upon becoming aware of any material violation of the Code of Ethics involving the Fund, as reasonably determined by the Sub-Adviser. Upon request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding violations of the Code of Ethics involving the Fund as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics, but reserving the right to assert all applicable legal privileges, provided that such assertion does not conflict with the Fund’s or the Board’s compliance with applicable law or any confidentiality obligations. Further, the Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

n.

Sub-Adviser Review of Materials. Upon the Adviser’s reasonable advance request, the Sub-Adviser shall review and comment upon selected portions, relating to the Sub-Adviser and/or the Strategy (including the Allocated Portion), of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund (with respect to the Sub-Adviser’s provision of the services under this Agreement or the Strategy or performance with respect to the Allocated Portion), and participate, at the reasonable request of the Adviser and as agreed to by the Sub-Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund. The Adviser and the Sub-Adviser shall agree which portions of such materials should be reviewed by the Sub-Adviser and the Sub-Adviser will not have any responsibility for the other portions. The Sub-Adviser will have the opportunity to review and approve a form of such materials (with applicable sections in substantially their final form) before they are disseminated. The Sub-Adviser will promptly inform the Fund and the Adviser upon becoming aware that any information in the Registration Statement relating to the Sub-Adviser or the Strategy is (or will become) inaccurate or incomplete.

o.

Regulatory Communications and Notices. Each Party shall promptly notify the other party regarding any material inspections or notices from any governmental, administrative or self-regulatory agency (unless prohibited from doing so by applicable law or regulation), including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions (i) relating to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund (in the case of a notice given by the Sub-Adviser) or to the Allocated Portion (in the case of a notice given by the Adviser) or (ii) that involve matters that could reasonably be viewed as material to the notifying party’s ability to provide services to the Fund. With respect to any such inspections or notices, the notifying party shall promptly make available such documents to the other party unless, in the opinion of the notifying party’s counsel, the notifying party would be legally prohibited from doing so. Notwithstanding the foregoing, no party shall be required to provide notice of any routine exams or sweep exams conducted by any governmental, administrative or self-regulatory agency unless such exams (i) relate to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund (in the case of a notice given by the Sub-Adviser) or to the Allocated

Portion (in the case of a notice given by the Adviser) or (ii) that involve matters that could reasonably be viewed as material to such party’s ability to provide services to the Fund.

p.

Notice of Material Actions / Change in Control. The Sub-Adviser will keep the Trust and the Adviser informed of developments of which the Sub-Adviser has knowledge that would materially affect the Fund. Each party will promptly notify the other party in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of, or is threatened in writing with, any material action, suit, proceeding or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, (A) involving the affairs of the Fund or (B) that may reasonably be expected to have a material adverse effect on the Sub-Adviser’s ability to provide services to the Fund, and (ii) any change in the partners of the Sub-Adviser or in the actual control or management of the Sub-Adviser or the Adviser, as applicable, or change in the portfolio manager(s) primarily responsible for the day-to-day management of the Allocated Portion.

3.	Broker-Dealer Selection.

To the extent provided in the Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(e) hereof. The Sub-Adviser shall use commercially reasonable efforts to obtain the best execution available of all portfolio transactions executed in respect of the Allocated Portion. The Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934, and consistent with applicable Sub-Adviser Procedures, consider, among other things, the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party, and may cause the Allocated Portion to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Allocated Portion an amount of commission for effecting an Allocated Portion transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Allocated Portion or its other advisory clients. To the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 and consistent with the Sub-Adviser Procedures and any written instructions as the Adviser may from time to time provide to the Sub-Adviser, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may (but shall be under no obligation to), in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Adviser Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients over time.

On an ongoing basis, at such times as the Adviser or the Board shall request (but no more frequently than quarterly), the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion and (ii) the “soft dollar” arrangements, with respect to transactions on behalf of the Allocated Portion, that the Sub-Adviser maintains with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times as requested by the Adviser or the Board. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act and applicable Commodity Futures Trading Commission (“CFTC”) regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser upon the written request to the Sub-Adviser by such party. The Adviser and Fund’s Chief Compliance Officer shall, upon reasonable advance notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund and copies of such documentation and records.

b.

Periodic Reports. The Sub-Adviser shall (i) render to the Board such periodic and special reports as the Board or the Adviser may reasonably request upon advance notice; and (ii) meet with any representatives of the Adviser or the Board at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser’s performance under this Agreement at reasonable times and upon reasonable advance notice.

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder, but excluding the cost of securities (including brokerage commissions and other transaction costs) and other investments purchased for the Allocated Portion. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Breach.

a.	Standard of Care. The Sub-Adviser will act in good faith in rendering the services it has agreed to provide under this Agreement.

b.

The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon detection of any breach by the Sub-Adviser of the 1940 Act, the Governing Documents, the Procedures, the Strategy, or this Agreement. The Adviser will notify the Sub-Adviser as soon as reasonably practicable upon detection of any breach by the Adviser of the 1940 Act, the Governing Documents, the Procedures, or this Agreement (to the extent that such breach is reasonably likely to have a material adverse effect on the Allocated Portion).

Each party shall use commercially reasonable efforts to cooperate with the other party in curing any material regulatory or compliance breaches or breaches of this Agreement as promptly as possible.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name. For so long as the Fund remains in existence, and this Agreement remains in effect with respect to the Fund, the Adviser and the Fund shall have a royalty-free license to use the name of the Sub-Adviser, including any short-form of such name, or any combination or derivation thereof reasonably approved by the Sub-Adviser, for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. The Adviser and the Fund shall cease to use the name of the Sub-Adviser in any newly printed materials (except as may, in the reasonable discretion of the Adviser, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement with respect to the Fund. During the term of this Agreement, the Sub-Adviser shall have the right, upon reasonable request and at its own expense, to review all sales and other marketing materials utilizing the name of the Sub-Adviser and any combination or derivation thereof, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the fifth business day after delivery of such materials, the Sub-Adviser will be deemed to have granted consent on the end of the fifth business day following delivery of such materials to the Sub-Adviser for approval.

b.

Restrictions on Use of Adviser’s Name. The Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser, except (i) with respect to the identification of the Fund as required by applicable law (including the disclosure of the sub-advisory relationship to the Securities and Exchange Commission on the Sub-Adviser’s Form ADV or to any other governmental or self-regulatory agency as required); and (ii) for inclusions of such entities in lists of the Sub-Adviser’s clients). Each of the Adviser and the Sub-Adviser represents and warrants, unless otherwise required by law, regulation, regulatory or self-regulatory authority, or action or other judicial process, that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, the Adviser or the Sub-Adviser, as applicable. For the avoidance of doubt, nothing in this Agreement shall restrict either party, its affiliates, the Trust, or the Fund from making factual statements in required disclosures (including shareholder report discussions or Fund performance), in reports to the Trust’s Board of Trustees, or in response to regulatory inquiries.

c.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Fund, provided that the Fund is not specifically identified by name without approval in writing by the Adviser.

9.	Liability and Indemnification.

a.

Absent the Sub-Adviser’s material breach of this Agreement or willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, or its officers, directors, partners, agents, employees, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, (each, including the Sub-Adviser, a “Sub-Adviser Covered Person”), no Sub-Adviser Covered Person shall be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any position; provided, however, that the obligations of the Sub-Adviser with respect to a “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) shall be as set forth in the Procedures. Prior to effecting any material change to the definitions in the Procedures of Trade Error or Compliance Error (or to any associated obligations or liabilities of the Sub-Adviser), the Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to the material change becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order, in which case the Adviser agrees to provide such prior written notice to the Sub-Adviser as reasonably practicable in the circumstances. It is acknowledged and agreed that any Trade Error or Compliance Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 9(a) and Section 9(c) below, and the indemnity is intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser for recovery pursuant to this section.

b.

The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any other series of the Trust or any Trustees or officer, employee, or agent of the Fund or other series of the Trust.

c.

The Sub-Adviser shall indemnify, to the extent permissible under applicable law, the Fund and the Adviser and each of their respective trustees, members, officers, employees, and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund in each case contained in disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents; (ii) a violation of applicable law, regulations or the rules of any applicable governmental, administrative, or self-regulatory body by the Sub-Adviser or (iii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the indemnification granted by the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) in Section 9(a) above.

d.

The Adviser shall indemnify, to the extent permissible under applicable law, the Sub-Adviser Covered Persons against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a material misstatement or omission contained in disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s, the Trust’s or the Board’s written instructions to the Sub-Adviser; (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder; or (iv) the failure of the Adviser to comply with applicable laws, rules, regulations, or a registration requirement pursuant to applicable law, rules or regulations.

e.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

10.	Sub-Adviser Insurance.

The Sub-Adviser agrees that it will maintain at its own expense an errors and omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser and commercial general liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser.

11.	Custodian.

The Fund’s assets shall be maintained in the custody of its Custodian. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser. This Agreement has been duly executed and delivered by the Sub-Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that disqualifies the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. To the extent the Sub-Adviser advises the Fund with respect to trading of “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) and the regulations thereunder, the Sub-Adviser has either (i) determined, in consultation with counsel, that it is exempt from registration as a commodity trading advisor (a “CTA”) under Rule 4.14(a)(10), or (ii) is registered with the CFTC as a CTA and is a member of the National Futures Association (“NFA”). The Sub-Adviser will maintain such exemption or will register and be registered with the CFTC and a member of the NFA for so long as this Agreement remains in effect.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which might reasonably be expected to result in a material adverse effect on the Fund or which might reasonably be expected to materially impair the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser or a sub-adviser to the Fund pursuant to this Agreement and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.	ADV. It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser.

h.

Change in Portfolio Management Personnel. The Sub-Adviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, (i) any change in the portfolio manager(s) responsible for the Allocated Portion and (ii) if James Hanna (the “Key Person”) shall cease to be employed by the Sub-Adviser or to oversee the implementation by the Sub-Adviser of the Strategy, or if there is an actual or expected change in control or management of the Sub-Adviser.

i.

No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing shall not, to the knowledge of the Sub-Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

j.

Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on

Form 13F. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

k.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs with respect to the Sub-Adviser’s investment advisory business that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser. This Agreement has been duly executed and delivered by the Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing under this Agreement or performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring and correct promptly any violations that have occurred, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser is duly registered as a commodity pool operator and CTA with the CFTC and is a member in good standing of the NFA, and will maintain such registration and membership in good standing for so long as this Agreement remains in effect or will be exempt from such registration and membership.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Adviser’s financial or business prospects or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory and exchange licenses, registrations, memberships and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships and approvals.

g.

Approval by Trust. This Agreement has been approved by (i) a majority of the Trustees of the Trust, including by a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of the Trust, in accordance with the procedural requirements of Section 15(c) of the 1940; and (ii) the shareholders of the Fund in accordance with the procedural requirements of Section 15(a) of the 1940 Act or an applicable exemption therefrom.

h.

No Untrue Statements or Omissions. The information provided by the Adviser to the Sub-Adviser in writing shall not, to the knowledge of the Adviser, contain any untrue statement of material fact or omit to state a material fact necessary to make the information not misleading, in each case at the time provided.

i.

Other Representations. The Fund qualifies as (i) a “qualified institutional buyer,” as such term is defined in Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”); (ii) a “qualified purchaser,” as such term is defined under the 1940 Act, (iii) an “accredited investor,” as such term is defined in Regulation D under the Securities Act; and (iv) a “qualified eligible person” within the meaning of the U.S. Commodity Futures Trading Commission Rule 4.7; and, unless otherwise notified by the Adviser, the Sub-Adviser may rely on such representations in connection with transactions for the Allocated Portion, including for the purpose of making any required certification to a seller or issuer of securities in any such transaction.

j.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.	Renewal. This Agreement shall continue in effect until two years from the effectiveness date, and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any person party to this Agreement, cast at a meeting called for the purpose of such approval.

b.

Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund; or (iii) by the Adviser upon 61 days’ written notice to the Sub-Adviser. For the avoidance of doubt, following delivery of a notice of termination pursuant to this Section 14(b) with respect to this Agreement, the Sub-Adviser will continue to have full discretionary investment and trading authority in accordance with the terms of this Agreement (including, without limitation, Sections 1(a) and 2 hereof) with respect to the Allocated Portion until the effective date of such termination. This Agreement may also be terminated, without the payment of any penalty, by the Adviser immediately upon (A) a material breach by the Sub-Adviser of this Agreement which is not promptly cured pursuant to Section 7 hereof; (B) the Key Person ceasing to be employed by the Sub-Adviser or continuing to oversee the Sub-Adviser’s management of the Allocated Portion; or (C) at the discretion of the Adviser, if the Sub-Adviser or any officer, director or key portfolio manager (including, without limitation, the Key Person), of the Sub-Adviser is accused in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct. This Agreement may also terminate if mutually agreed upon by both the Adviser and the Sub-Adviser.

This Agreement may also be terminated, without the payment of any penalty, by the Sub-Adviser upon 5 days’ prior written notice upon any of the following: (i) any change to the Procedures or any instruction from the Adviser, the Board, or any service provider to the Fund or the Trust, or the alteration of the definition of Trade Error or Compliance Error, in each case that, in the Sub-Adviser’s good faith reasonable discretion, would make it impracticable or unreasonable for the Sub-Adviser to continue to implement the Strategy with respect to the Allocated Portion; or (ii) the material breach by the Adviser of this Agreement which is not promptly cured.

This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate in the event that no Allocated Portion is available for the Sub-Adviser.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 10, 16, and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement. Any Fees calculated in accordance with this Agreement accrued up to the date of termination and not yet paid by such date of termination shall, notwithstanding termination, be payable at the next following payment in accordance with this Agreement.

d.

Amendment. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, if required by the 1940 Act or applicable SEC rules and regulations, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

e.

Assignment. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder.

15.	Confidentiality.

a.

Except as expressly authorized in this Agreement or as required or requested, as advised by counsel, by applicable law, regulation, regulation of any self-regulatory organization, or court order or other judicial process, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure to its directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information, and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, the Trust and the Adviser shall be permitted to disclose Information to any third party in connection with the operation of the Fund or subject to a non-disclosure agreement, provided that such third party has been advised that such Information is to be kept confidential and the Adviser shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Allocated Portion or the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosures to Representatives). The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Except as provided in subsection (c) of this section 15 below, notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.

Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund.

c.

The Adviser will not permit any Representative or affiliate of the Adviser to use Portfolio Information with respect to the Allocated Portion to trade for its own account or the account of any other person for the purpose of “reverse engineering” the investment or trading methodologies of the Sub-Adviser. In furtherance of the foregoing, the Adviser shall restrict access to the Portfolio Information to those employees of the Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund.

d.

Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

e.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations, and obligations.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by e-mail transmission actually received by the recipient or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

North Reef Capital Management LP

851 South Coast Highway

Laguna Beach, CA 92651

Attention: James Hanna and Daniel Locasto

By Email:

james.hanna@northreefcapital.com;

daniel.locasto@northreefcapital.com

Adviser:

Peter Koffler

Blackstone Inc.

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

with a copy (which does not constitute notice) to:

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

By Email:

BAIACompliance@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall maintain business continuity, disaster recovery, and backup capabilities and facilities, which shall be reasonably designed to permit the Sub-Adviser to be able to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Sub-Adviser shall provide to the Adviser copies of its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser and Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser represents that it tests its business continuity and disaster recovery plan(s) on at least an annual basis, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

19.	Personnel.

The Sub-Adviser has performed, or shall perform, in its reasonable discretion, background screening (including review of records as to violent or criminal conduct) of each employee of the Sub-Adviser with material access to Information, including at the time such employee is hired by the Sub-Adviser or at such times as an employee’s duties begin to include investment or oversight authority over a material portion of the Sub-Adviser’s assets under management.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Fund and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person”, as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

Each party shall cooperate reasonably with the other party for purposes of filing any required reports, and responding to regulatory requests, in each case with respect to the Fund, with the SEC or such other regulator having appropriate jurisdiction. Each party will work in good faith with the other party and the Fund’s service providers to ensure the orderly daily operation of the Fund (including, without limitation, reasonably assisting with preparation of regulatory filings and responding to regulatory requests that relate to the Allocated Portion).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.	Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, this Agreement shall be governed and construed under the laws of the

State of New York, irrespective of and without regard for any conflicts of law principles. Any suit, proceeding or other action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York. To the extent that the United States District Court for the Southern District of New York lacks jurisdiction over such suit, proceeding or other action then it shall be brought in state court situated in Delaware. The parties hereby submit and consent to the exclusive in personam jurisdiction and venue of such courts.

c.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices and Annexes appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices and Annexes hereto.

d.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.

Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

f.

Counterparts and Electronic Signatures. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be executed in written form or using electronic or digital technology, whether it is a computer-generated signature, an electronic copy of the party’s true ink signature, DocuSign, facsimile, or otherwise. Delivery of an executed counterpart of the Agreement by facsimile, email transmission via portable document format (.pdf), DocuSign, or other electronic means will be equally as effective and binding as delivery of a manually executed counterpart.

g.

Miscellaneous. All words used herein shall be construed to be of such gender or number as the circumstances require. The words “herein,” “hereby,” “hereof” and “hereto,” and words of similar import, refer to this Agreement in its entirety (including the Appendix hereto) and not to any particular paragraph, clause or other subdivision, unless otherwise specified. The word “including” shall mean “including without limitation” unless otherwise specified. Nothing in this Agreement, express or implied, shall or is intended to confer any rights upon any person other than the parties hereto or their respective successors or assigns, including, without limitation, any shareholder of the Fund.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:

Name:

Title:

NORTH REEF CAPITAL MANAGEMENT LP

By:	Date:

Name:

Title:

APPENDIX A

Sub-Advisory Fee

Blackstone Alternative Multi-Strategy Fund

INVESTMENT SUB-ADVISORY AGREEMENT

This investment sub-advisory agreement (the “Agreement”) is effective as of November 16, 2022 between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and Seven Grand Managers LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein; and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board, for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund allocated to it in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree from time to time (collectively the “Strategy”). The Sub-Adviser acknowledges and agrees that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply to the portion of the Fund’s assets that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (the “Allocated Portion”). The Sub-Adviser may provide the various investment advisory and other services with respect to the Allocated Portion to the Fund and/or a wholly-owned subsidiary of the Fund: Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III LLC, and/or Blackstone Alternative Multi-Strategy Sub Fund IV LLC. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust, or the Fund in any way.

b.

Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the Strategy.

c.

Sub-Advisory Arrangement Not Exclusive for Fund and Sub-Adviser. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion. The Adviser also recognizes that the Sub-Adviser may be or become associated with other investment entities and engage in investment management for others. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to require the Sub-Adviser to devote any minimum amount of time or attention to the management of the Allocated Portion. Except as otherwise expressly provided herein, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Sub-Adviser may on occasion give advice or take action with respect to other investment entities that it manages that differs from the advice given with respect to the Allocated Portion.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to notice to the Sub-Adviser, the Adviser retains complete authority, to the extent permitted under the Advisory Agreement, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (i) make investment and trading decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion; (ii) place purchase and sale orders for portfolio transactions in respect of the Allocated Portion and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; (iii) use financial derivative instruments and any of the efficient portfolio management techniques and instruments as may in the reasonable opinion of the Sub-Adviser be necessary in order to implement the Strategy; and (iv) subject to Section 2(d) below, execute account documentation, agreements, contracts, and other documents as may be requested by brokers, dealers, counterparties, and other persons in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact). The Sub-Adviser, in general, will take such action as is appropriate to manage the Allocated Portion effectively.

c.	Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will manage the Allocated Portion subject to and in accordance with:

i.	the Strategy;

ii.

the policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the Fund’s registration statement (as from time to time amended, supplemented, and in effect, the “Registration Statement”) (collectively, the “Governing Documents”);

iii.

the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder and the Internal Revenue Code of 1986, as amended (the “Code”), in the case of the Code, only to the extent applicable to the Allocated Portion and subject to the qualifications set out below, and the rules and regulations thereunder applicable to qualification as a “regulated investment company”. The Sub-Adviser will also work with the Adviser to manage and monitor the Allocated Portion in accordance with any written instructions reasonably consistent with the Strategy which the Adviser or the Board may issue to the Sub-Adviser from time to time and which are not inconsistent with the Governing Documents and the Procedures (defined below), as determined by the Adviser (the “Written Instructions”); provided, however, that the Adviser shall remain responsible for ensuring the Fund’s (including the Allocated Portion’s) overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations. The Adviser acknowledges that the Sub-Adviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund overall (i.e. the Allocated Portion together with all other assets of the Fund) is in compliance with Subchapter M of the Code and the requirements of the 1940 Act, and that the Sub-Adviser has no separate and independent responsibility to test the Fund overall for any such compliance. To the extent impacting holdings of the Allocated Portion, the Adviser shall promptly notify the Sub-Adviser if the Allocated Portion is out of compliance with the diversification requirements under Subchapter M. The Sub-Adviser shall use its reasonable best efforts to take prompt action to bring the Allocated Portion back into compliance within the time permitted under the Code thereunder to the extent requested by the Adviser. To the extent impacting holdings of the Allocated Portion, the Adviser shall inform the Sub-Adviser of any such compliance issue and the Sub-Adviser will use its reasonable best efforts to take prompt action to rectify such compliance issue as the Adviser and Sub-Adviser shall mutually agree. For the avoidance of doubt and except as otherwise agreed, in managing the Allocated Portion as set forth above, the Sub-Adviser shall have no responsibility whatsoever with respect to any assets of the Fund outside of the Allocated Portion.

iv.	any service level agreement that may be agreed between the parties from time to time;

v.	any written instructions which the Adviser or the Board may issue to the Sub-Adviser from time to time; and

vi.	the laws, regulations and rules of all applicable governmental, administrative, and self-regulatory bodies.

d.

The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board or the Adviser with respect to the Fund as from time to time in effect and communicated in writing to the Sub-Adviser (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will endeavor to provide reasonable notice to the Sub-Adviser of any changes to the Governing Documents or the Procedures that may have a material impact on the Strategy or the services provided by the Sub-Adviser hereunder. The Adviser shall promptly furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement.

e.

Fund Counterparties. The Sub-Adviser will utilize counterparties, contractors, and/or clearing members for prime brokerage, futures execution and clearing, listed and OTC options and swap services, ISDA services, forward and spot transactions, and other transactions in financial and commodity derivatives and commodity instruments and contracts under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with counterparties and/or clearing members upon reasonable request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers, commodity exchanges and swap execution facilities, if applicable, for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker-dealers, commodity exchanges and swap execution facilities. The Adviser will be responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable), including providing instructions to the custodian for the Fund (the “Custodian”) and will perform in-house reconciliation procedures on such accounts.

f.

Reports. The Sub-Adviser shall render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Fund. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the securities or other instruments, including, without limitation, cash and cash equivalents, held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. On the first business day of each month, the Sub-Adviser shall provide a report to the Adviser regarding (i) the assets under management of the Sub-Adviser’s commingled fund and (ii) whether there were any redemptions (other than for tax purposes) from any commingled fund managed by the Sub-Adviser by Chris Fahy in the prior month. The Sub-Adviser also shall provide such additional information to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may request.

g.

Proxy Voting. The parties hereby agree that the Sub-Adviser shall assume responsibility for voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in accordance with the Sub-Adviser’s then-existing proxy voting policies and procedures (a copy of which has been provided by the Sub-Adviser to the Adviser); provided that the Sub-Adviser shall use commercially reasonable efforts to maintain consistency between its proxy voting policies and procedures for the Allocated Portion and the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser from time to time. The Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. To the extent that the Sub-Adviser votes proxies for the Fund, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Fund, the Sub-Adviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

h.

Filing Claims. The parties hereby agree that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. Notwithstanding the foregoing, at the Sub-Adviser’s reasonable request, Sub-Adviser may assume responsibility for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings related to securities currently or previously associated with the Allocated Portion.

i.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Allocated Portion according to a monitoring system that is reasonably designed to ensure compliance with the Strategy, relevant Governing Documents and Procedures, and applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall act on any reasonable instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures, and applicable law.

j.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

k.

Assistance with Valuation. The Sub-Adviser will provide reasonable assistance to the Adviser, the Custodian, the Administrator or another similar party designated by the Adviser in assessing the fair value of securities or other instruments or positions held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings.

l.

Provision of Information and Certifications. The Sub-Adviser shall timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and to comply with the requirements of the Governing Documents, the Procedures, and any applicable law, including, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Fund with respect to the Allocated Portion, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s filings on Form N-CSR, Form N-PORT and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser.

m.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Code of Ethics and its compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly upon becoming aware of any material violation of the Code of Ethics involving the Fund. Upon request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding violations of the Code of Ethics as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics, but reserving the right to assert all applicable legal privileges, provided that such assertion does not conflict with the Fund’s or the Board’s compliance with applicable law or any confidentiality obligations. Further, the Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

n.

Sub-Adviser Review of Materials. Upon the Adviser’s request, the Sub-Adviser shall review and comment upon selected portions relating to the Sub-Adviser and/or the Strategy (including the Allocated Portion) of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund (with respect to the Sub-Adviser’s provision of the services under this Agreement or the Strategy or performance with respect to the Allocated Portion), and participate, at the reasonable request of the Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund. The Sub-Adviser will promptly inform the Fund and the Adviser upon becoming aware that any information in the Registration Statement relating to the Sub-Adviser or the Strategy is (or will become) inaccurate or incomplete.

o.

Regulatory Communications and Notices. The Sub-Adviser shall promptly notify the Adviser regarding any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions (i) relating to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund. To the extent that such inspections, notices, or inquiries relate to the Fund, the Sub-Adviser shall promptly make available such documents to the Adviser unless, in the opinion of the Sub-Adviser’s counsel, the Sub-Adviser would be legally prohibited from doing so. Notwithstanding the foregoing, the Sub-Adviser shall not be required to provide the Adviser notice of any routine exams or sweep exams conducted by any governmental, administrative or self-regulatory agency unless such exams (i) relate to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund.

p.

Notice of Material Actions / Change in Control. The Sub-Adviser will keep the Trust and the Adviser informed of developments of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund. The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of, or is threatened with, any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, (A) involving the affairs of the Fund or (B) that may reasonably be expected to materially affect the investment management business of the Sub-Adviser and (ii) any change in the partners of the Sub-Adviser or in the actual control or management of the Sub-Adviser or change in the portfolio manager(s) primarily responsible for the day-to-day management of the Allocated Portion.

3.	Broker-Dealer Selection.

To the extent provided in the Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(e) hereof. The Sub-Adviser shall use its reasonable best efforts to obtain the best execution and efficient execution (in accordance with the policies contained in the Sub-Adviser’s best execution policy, which has been previously provided to the Adviser and the Sub-Adviser shall undertake to notify and provide any updates to such policy to the Adviser promptly upon making such updates). The Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934, and consistent with applicable Sub-Adviser Procedures, consider, among other things, the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Adviser Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

On an ongoing basis, at such times as the Adviser or the Board shall request, the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion and (ii) the “soft dollar” arrangements that the Sub-Adviser maintains with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times as requested by the Adviser or the Board. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act and applicable Commodity Futures Trading Commission (“CFTC”) regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser. The Adviser and Fund’s Chief Compliance Officer shall, upon reasonable notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund and copies of such documentation and records.

b.	Periodic Reports. The Sub-Adviser shall (i) render to the Board such periodic and special reports as the Board or the Adviser may reasonably request; and (ii) meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser’s performance under this Agreement upon reasonable advance notice.

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Standard of Care; Breach.

a.

Standard of Care. The Sub-Adviser will exercise its best judgment and will act in good faith and use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it has agreed to provide under this Agreement.

b.

Notification, Curing Breach. The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon detection of any breach by the Sub-Adviser of the 1940 Act, the Governing Documents, the Procedures, the Strategy, or this Agreement.

The Sub-Adviser shall use its reasonable best efforts to cooperate with the Adviser in curing any regulatory or compliance breaches or breaches of this Agreement as promptly as possible.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name. For so long as the Fund remains in existence, the Adviser and the Fund shall have a royalty-free license to use the name of the Sub-Adviser, including any short-form of such name, or any combination or derivation thereof, for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. The Adviser and the Fund shall cease to use the name of the Sub-Adviser in any newly printed materials (except as may, in the sole discretion of the Adviser, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement with respect to the Fund. During the term of this Agreement, the Sub-Adviser shall have the right, upon reasonable request and at its own expense, to review all sales and other marketing materials utilizing the name of the Sub-Adviser and any combination or derivation thereof, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the third business day after delivery of such materials, the Sub-Adviser will be deemed to have granted consent on the end of the third business day following delivery of such materials to the Sub-Adviser for approval.

b.

Restrictions on Use of Adviser’s Name. The Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser (other than inclusions of such entities in lists of the Sub-Adviser’s clients). Each of the Adviser and the Sub-Adviser represents and warrants that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, the Adviser or the Sub-Adviser, as applicable. For the avoidance of doubt, nothing in this Agreement shall restrict the Adviser, its affiliates, the Trust, or the Fund from making factual statements in required disclosures (including shareholder report discussions or Fund performance), in reports to the Trust’s Board of Trustees, or in response to regulatory inquiries.

c.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Fund, provided that the Fund is not specifically identified by name without approval in writing by the Adviser.

9.	Liability and Indemnification.

a.

Absent the Sub-Adviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, or its officers, directors, partners, agents, employees, and controlling persons, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any position; provided, however, that the obligations of the Sub-Adviser with respect to a “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) shall be as set forth in the Procedures. Prior to effecting any material change to the definitions in the Procedures of Trade Error or Compliance Error (or to any associated obligations or liabilities of the Sub-Adviser), the Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to the material change becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error or Compliance Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 9(a) and Section 9(c) below, and the indemnity is intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser for recovery pursuant to this section.

b.

The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any other series of the Trust or any Trustees or officer, employee, or agent of the Fund or other series of the Trust.

c.

The Sub-Adviser shall indemnify the Fund and the Adviser and each of their respective trustees, members, officers, employees, and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents; or (ii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the indemnification granted by the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) in Section 9(a) above.

d.	The Adviser shall indemnify the Sub-Adviser and each of its partners/members, officers, employees and shareholders, and each person, if any, who controls the Sub-Adviser within the meaning of

Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s written instructions to the Sub-Adviser; or (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder.

e.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

10.	Sub-Adviser Insurance.

The Sub-Adviser agrees that it will maintain at its own expense an errors and omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser and commercial general liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser.

11.	Custodian.

a.

The Fund’s assets shall be maintained in the custody of its Custodian. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. To the extent the Sub-Adviser advises the Fund with respect to trading of “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) and the regulations thereunder, the Sub-Adviser has determined, in consultation with counsel, that it (i) is exempt from registration as a commodity trading advisor (a “CTA”) under CFTC Rule 4.14(a)(10), (ii) is not required to be registered as a commodity pool operator with the CFTC, and (iii) is not required to be .a member of the National Futures Association (“NFA”). The Sub-Adviser will maintain such exemption or will register and be registered with the CFTC and a member of the NFA for so long as this Agreement remains in effect.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Sub-Adviser’s financial or business prospects, or which might reasonably be expected to materially impair the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser or a sub-adviser to the Fund pursuant to this Agreement and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.	ADV. It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser.

h.

Change in Portfolio Management Personnel. The Sub-Adviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, (i) any change in the portfolio manager(s) responsible for the Allocated Portion and (ii) if Chris Fahy shall cease to be employed by the Sub-Adviser or to oversee the implementation by the Sub-Adviser of the Strategy, or if there is an actual or expected change in control or management of the Sub-Adviser.

i.

No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing shall not, to the knowledge of the Sub-Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

j.

Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on Form 13F. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

k.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs with respect to the Sub-Adviser’s investment advisory business that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.	Registered Investment Adviser; CFTC Registration. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this

Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring and correct promptly any violations that have occurred, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser is duly registered as a commodity pool operator and CTA with the CFTC and is a member in good standing of the NFA, and will maintain such registration and membership in good standing for so long as this Agreement remains in effect or will be exempt from such registration and membership.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates or assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse change in the Adviser’s financial or business prospects or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.

Renewal. This Agreement shall continue in effect until two years from the effectiveness date, and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any person party to this Agreement, cast at a meeting called for the purpose of such approval.

b.

Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund; or (iii) by the Adviser upon 61 days’ written notice to the Sub-Adviser. For the avoidance of doubt, following delivery of a notice of termination pursuant to this Section 14(b) with respect to this Agreement, the Sub-Adviser will continue to have full discretionary investment and trading authority in accordance with the terms of this Agreement (including, without limitation, Sections 1(a) and 2 hereof) with respect to the Allocated Portion until the effective date of such termination. This Agreement may also be terminated, without the payment of any penalty, by the Adviser immediately upon (A) a material breach by the Sub-Adviser of this Agreement which is not promptly cured pursuant to Section 7 hereof; (B) Chris Fahy ceasing to be employed by the Sub-Adviser or continuing to oversee the Sub-Adviser’s management of the Allocated Portion; or (C) at the discretion of the Adviser, if the Sub-Adviser or any officer, director or key portfolio manager (including, without limitation, Chris Fahy), of the Sub-Adviser is charged in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct relating to the securities industry, or is accused by any regulator or self-regulatory organization in circumstances where the accusation is reasonably likely to have a material adverse economic or reputational effect on the Fund or the Sub-Adviser’s ability to provide services under this Agreement. This Agreement may also terminate if mutually agreed upon by both the Adviser and the Sub-Adviser. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate in the event that no Allocated Portion is available for the Sub-Adviser.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 10, 16, and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement. Any Fees calculated in accordance with this Agreement accrued up to the date of termination and not yet paid by such date of termination shall, notwithstanding termination, be payable at the next following payment in accordance with this Agreement.

d.

Amendment. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, if required by the 1940 Act or applicable SEC rules and regulations, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

e.

Assignment. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder.

15.	Confidentiality.

a.

Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure to its directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information, and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, the Trust and the Adviser shall be permitted to disclose Information to any third party in connection with the operation of the Fund or subject to a non-disclosure agreement, provided that such third party has been advised that such Information is to be kept confidential and the Adviser shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Allocated Portion or the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosures to Representatives). The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.

Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund.

c.

The Adviser will not permit any Representative or affiliate of the Adviser to use Portfolio Information with respect to the Allocated Portion to trade for its own account or the account of any other person for the purpose of “reverse engineering” the investment or trading methodologies of the Sub-Adviser. In furtherance of the foregoing, the Adviser shall restrict access to the Portfolio Information to those employees of the Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund.

d.

Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

e.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations, and obligations.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by e-mail transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

Seven Grand Managers, LLC

81 Pondfield Road, Suite C302

Bronxville, NY 10708

Attn: Jeff Ziglar, Chief Operating Officer

Email: legal@sevengrand.io

with a copy (which does not constitute notice) to:

Brian Forman or Jeff Laska

Morrison Cohen LLP

909 Third Avenue, 27th Floor

New York, NY 10022

Email: bforman@morrisoncohen.com; jlaska@morrisoncohen.com

Adviser:

Peter Koffler

Blackstone Inc.

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

with a copy (which does not constitute notice) to:

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

By Email:

BAIACompliance@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall maintain business continuity, disaster recovery, and backup capabilities and facilities, through which the Sub-Adviser will be able to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Sub-Adviser shall provide to the Adviser copies of its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser and Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser represents that it tests its business continuity and disaster recovery plan(s) on at least an annual basis, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

19.	Personnel.

The Sub-Adviser shall perform background screening (including review of records as to violent or criminal conduct) of each employee of the Sub-Adviser with material access to Information, including at the time such employee is hired by the Sub-Adviser or at such times as an employee’s duties begin to include investment or oversight authority over a material portion of the Sub-Adviser’s assets under management.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Adviser and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person”, as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

The Sub-Adviser shall cooperate reasonably with the Adviser for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction. The Sub-Adviser will work in good faith with the Adviser and the Fund’s service providers to ensure the orderly daily operation of the Fund (including, without limitation, assisting with preparation of regulatory filings and responding to regulatory requests).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.

Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, this Agreement shall be governed and construed under the laws of the State of New York, irrespective of and without regard for any conflicts of law principles. Any suit, proceeding or other action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York. To the extent that the United States District Court for the Southern District of New York lacks jurisdiction over such suit, proceeding or other action then it shall be brought in state court situated in Delaware. The parties hereby submit and consent to the exclusive in personam jurisdiction and venue of such courts.

c.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices and Annexes appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices and Annexes hereto.

d.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.

Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

f.

Counterparts and Electronic Signatures. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be executed in written form or using electronic or digital technology, whether it is a computer-generated signature, an electronic copy of the party’s true ink signature, DocuSign, facsimile, or otherwise. Delivery of an executed counterpart of the Agreement by facsimile, email transmission via portable document format (.pdf), DocuSign, or other electronic means will be equally as effective and binding as delivery of a manually executed counterpart.

g.

Miscellaneous. All words used herein shall be construed to be of such gender or number as the circumstances require. The words “herein,” “hereby,” “hereof” and “hereto,” and words of similar import, refer to this Agreement in its entirety (including the Appendix hereto) and not to any particular paragraph, clause or other subdivision, unless otherwise specified. The word “including” shall mean “including without limitation” unless otherwise specified. Nothing in this Agreement, express or implied, shall or is intended to confer any rights upon any person other than the parties hereto or their respective successors or assigns, including, without limitation, any shareholder of the Fund.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:

Name:

SEVEN GRAND MANAGERS LLC

By:	Date:

Name:

APPENDIX A

Sub-Advisory Fee

Blackstone Alternative Multi-Strategy Fund

INVESTMENT SUB-ADVISORY AGREEMENT

This investment sub-advisory agreement (the “Agreement”) is effective as of December 1 2022, between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and Melqart Asset Management (UK) Limited, a private limited company incorporated under the laws of England and Wales (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein; and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund allocated to it in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree, in writing, from time to time (collectively the “Strategy”). The Sub-Adviser acknowledges and agrees that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply to the portion of the Fund’s assets that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (the “Allocated Portion”). The Adviser and the Sub-Adviser agree that the initial Allocated Portion as of the effective date of this Agreement shall be at least $100 million. The Sub-Adviser may provide the various investment advisory and other services with respect to the Allocated Portion to the Fund and/or a wholly-owned subsidiary of the Fund: Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III LLC, and/or Blackstone Alternative Multi-Strategy Sub Fund IV LLC. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise agreed between the parties in writing), have no authority or obligation to act for or represent the Adviser, the Trust, or the Fund in any way.

b.

Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the Strategy.

c.

Sub-Advisory Arrangement Not Exclusive for Fund and Sub-Adviser. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers (“Other Blackstone Advisers”) in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no ongoing commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion. The Adviser also recognizes that the Sub-Adviser is associated with other investment entities and engages in investment management for others (“Other Melqart Clients”). Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to require the Sub-Adviser to devote any minimum amount of time or attention to the management of the Allocated Portion. Except as otherwise expressly provided herein, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Adviser acknowledges that the Sub-Adviser may give advice or take action with respect to Other Melqart Clients that differs from the advice given with respect to the Allocated Portion.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to reasonable advance notice to the Sub-Adviser, where practicable, the Adviser retains complete authority, to the extent permitted under the Advisory Agreement and prudent to comply with applicable law or a request by any regulator or self-regulatory authority, or where the continued appointment of the Sub-Adviser would have a material adverse effect on the Fund or the Adviser, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement the investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (i) make investment and trading decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion; (ii) place purchase and sale orders for portfolio transactions in respect of the Allocated Portion and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; (iii) use financial derivative instruments and any of the efficient portfolio management techniques and instruments as may, in the reasonable opinion of the Sub-Adviser, be necessary or advisable to implement the Strategy; and (iv) subject to Section 2(d) below, execute account documentation, agreements, contracts, and other documents as may be requested by brokers, dealers, counterparties, and other persons in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact). The Sub-Adviser, in general, will take such action as is appropriate to manage the Allocated Portion effectively (as determined in its sole discretion).

c.	Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will take all reasonable steps to manage the Allocated Portion subject to and in accordance with:

i.	the Strategy;

ii.

the policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the Fund’s registration statement (as from time to time amended, supplemented, and in effect, the “Registration Statement”) (collectively, the “Governing Documents”);

iii.	the (non-tax) requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder;

iv.	any service level agreement that may be agreed between the parties from time to time; and

v.

any reasonable written instructions which the Adviser or the Board may issue to the Sub-Adviser from time to time, except to the extent, in the reasonable opinion of the Sub-Adviser, such instructions conflict or are inconsistent with applicable law, rule or regulation or the Governing Documents.

d.

The Sub-Adviser agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board or the Adviser with respect to the Fund as from time to time in effect and communicated in writing to the Sub-Adviser prior to being implemented or otherwise taking effect (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall timely provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will endeavor to provide reasonable advance notice to the Sub-Adviser of any changes to the Governing Documents or the Procedures that are reasonably likely to have a material impact on the Strategy or the services provided by the Sub-Adviser hereunder. The Adviser shall promptly furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement. Notwithstanding anything to the contrary in this Agreement, the Sub-Adviser shall not be required to comply with or be liable or responsible for any breach of the Procedures or Governing Documents unless it has first received a copy of such Procedures and Governing Documents (in a timely manner).

e.

Fund Counterparties. The Sub-Adviser will utilize counterparties, contractors, and/or clearing members for prime brokerage, futures execution and clearing, listed and OTC options and swap services, ISDA services, forward and spot transactions, and other transactions in financial and commodity derivatives and commodity instruments and contracts under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with counterparties and/or clearing members upon reasonable request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize such broker-dealers, commodity exchanges and swap execution facilities, if applicable, for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker-dealers, commodity exchanges and swap execution facilities. The Adviser will be responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable), including providing instructions to the custodian of the Fund (the “Custodian”) and will perform in-house reconciliation procedures on such accounts.

f.

Reports. The Sub-Adviser shall use commercially reasonable efforts to render reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Fund; provided that the Sub-Adviser has in its possession (or that it can reasonably procure) the information necessary to prepare such reports. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the securities or other instruments, including, without limitation, cash and cash equivalents, held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. The Sub-Adviser shall use commercially reasonable efforts to provide such additional information to the Adviser or the Administrator that the Sub-Adviser has in its possession (or that it can reasonably procure) regarding the Sub-Adviser’s implementation of the Strategy on behalf of the Allocated Portion as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may reasonably request. Nothing in this Agreement shall require the Sub-Adviser to provide reports or information relating to any Other Melqart Clients or anything that the Sub-Adviser reasonably determines is a “trade secret” or subject to a written obligation of confidentiality.

g.

Proxy Voting. The parties hereby agree that the Sub-Adviser shall assume responsibility for voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in accordance with the Sub-Adviser’s then-existing proxy voting policies and procedures (a copy of which has been provided by the Sub-Adviser to the Adviser); provided that, as of the date hereof, the Sub-Adviser’s proxy voting policies and procedures for the Allocated Portion are not, to the knowledge of the Sub-Adviser, inconsistent with the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser. The Sub-Adviser shall, upon request, provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. The Sub-Adviser may use recommendations from a third-party in order to make voting decisions and may use a third-party service provider to execute the voting. The Adviser shall be responsible for giving the Sub-Adviser access to the Fund’s proxy voting portal. To the extent that the Sub-Adviser votes proxies for the Fund, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Fund, the Sub-Adviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

h.

Filing Claims. The parties hereby agree that the Sub-Adviser shall not be responsible for the Fund’s, with respect to the Allocated Portion, filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. Notwithstanding the foregoing, at the Adviser’s reasonable request, the Sub-Adviser may assume responsibility for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings related to securities currently or previously associated with the Allocated Portion. Nothing herein prohibits the Sub-Adviser from filing claims or participating in any such action, litigation, settlement, bankruptcy proceeding or similar proceeding on behalf of an Other Melqart Client that relates to securities currently or previously associated with the Allocated Portion.

i.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Allocated Portion for compliance with (i) the Strategy, (ii) the relevant Governing Documents and Procedures (provided the Sub-Adviser has received copies of such Governing Documents and Procedures), and (iii) applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that is reasonably requested by the Sub-Adviser or that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall act on any reasonable instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures, and applicable law, except to the extent, in the reasonable opinion of the Sub-Adviser, in consultation with counsel, such instructions conflict or are inconsistent with applicable law, rule or regulation or the Governing Documents.

j.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary and requested to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

k.

Assistance with Valuation. Upon request, the Sub-Adviser will provide reasonable assistance to the Adviser, the Custodian, the Administrator or another similar party designated by the Adviser in assessing the fair value of securities or other instruments or positions held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings. The Adviser shall make available or ensure that the Administrator provides to the Sub-Adviser copies of all valuations conducted on behalf of the Allocated Portion.

l.

Provision of Information and Certifications. The Sub-Adviser shall use commercially reasonable efforts to timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request (and that is in the Sub-Adviser’s possession or that can be reasonably procured) that is necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and to comply with the requirements of the Governing Documents, the Procedures, and any applicable law, including, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably agreed between the parties, together with certifications solely related to the Sub-Adviser’s management of the Allocated Portion that are necessary in order to support the Fund’s filings on Form N-CSR, Form N-PORT and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 10 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser.

m.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will, upon request, certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually following a request from the

Adviser, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Code of Ethics and its compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly upon becoming aware of any material violation of the Code of Ethics involving the Fund. Upon request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to the Sub-Adviser’s enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding violations of the Code of Ethics as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics, but reserving the right to assert all applicable legal privileges, provided that such assertion does not conflict with the Fund’s or the Board’s compliance with applicable law or any confidentiality obligations. Further, the Sub-Adviser represents and warrants that it has policies and procedures reasonably designed to detect and prevent the misuse of material, nonpublic information by the Sub-Adviser and its employees.

n.

Sub-Adviser Review of Materials. Upon the Adviser’s request, the Sub-Adviser shall provide reasonable assistance in reviewing and commenting upon selected portions relating to the Sub-Adviser and/or the Strategy (including the Allocated Portion) of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund (with respect to the Sub-Adviser’s provision of the services under this Agreement or the Strategy or performance, in each case, with respect to the Allocated Portion), and participate, at the reasonable request of the Adviser, in educational meetings (but not more than four per calendar year) with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund. The Sub-Adviser will promptly inform the Fund and the Adviser upon becoming aware that any information in the Registration Statement previously reviewed by the Sub-Adviser relating to the Sub-Adviser or the Strategy is (or will become) materially inaccurate or materially incomplete.

o.

Regulatory Communications and Notices. To the extent not prohibited by applicable law, regulation, order or legal or regulatory process, the Sub-Adviser shall promptly notify the Adviser regarding any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions (i) relating to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund. To the extent that such inspections, notices, or inquiries relate to the Fund, the Sub-Adviser shall promptly make available such documents to the Adviser unless, the Sub-Adviser reasonably decides, in consultation with counsel, that it would be legally prohibited from doing so. Notwithstanding the foregoing (but subject always to the prohibition on disclosure by applicable law, regulation, order or legal or regulatory process), the Sub-Adviser shall not be required to provide the Adviser notice of any routine exams or sweep exams conducted by any governmental, administrative or self-regulatory agency unless such exams (i) relate to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) involve matters that are reasonably likely to have a material adverse effect on the Sub-Adviser’s ability to provide services under this Agreement to the Fund.

p.

Notice of Material Actions / Change in Control. To the extent not prohibited by applicable law, regulation, order or legal or regulatory process, the Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, (A) involving the affairs of the Fund or (B) that may reasonably be expected to materially affect the Sub-Adviser’s ability to provide services under this Agreement to the Fund, (ii) any change in the actual control or management of the Sub-Adviser and (iii) a Key Person Event.

“Key Person Event” means (i) the death of the Key Person; (ii) the Key Person is unable, by reason of illness or injury, to substantially perform his functions for the Sub-Adviser and any of its affiliates for 90 consecutive days; or (iii) the Key Person, for any reason other than death, illness or injury ceases to be actively involved in the day-to-day management of the Allocated Portion.

“Key Person” means Keith Decarlucci.

3.	Broker-Dealer Selection.

To the extent provided in the Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(e) hereof. The Sub-Adviser shall use commercially reasonable efforts to obtain the best execution and efficient execution on all portfolio transactions executed in respect of the Allocated Portion. The Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934, and consistent with applicable Sub-Adviser Procedures, consider, among other things, the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which Other Melqart Clients may be a party.

a.

On occasions when the Sub-Adviser determines to purchase or sell a security to on behalf of the Fund as well as Other Melqart Clients, the Sub-Adviser may, in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Adviser Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

b.

On an ongoing basis, at such times as the Adviser or the Board shall reasonably request, the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion. The Sub-Adviser shall not utilize “soft dollar” arrangements.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Sub-Adviser’s activities in connection with the Allocated Portion as are required by law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times as requested by the Adviser or the Board. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act and applicable Commodity Futures Trading Commission (“CFTC”) regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser upon request and to the extent the Trust or the Adviser does not already hold copies of such Fund’s Books and Records; provided that the

Sub-Adviser may retain copies of the Books and Records to the extent required by law or to comply with the Sub-Adviser’s internal record keeping policies at its own cost. The Adviser and Fund’s Chief Compliance Officer shall, upon reasonable notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund and copies of such documentation and records.

b.

Periodic Reports. The Sub-Adviser shall (i) render to the Adviser such periodic and special reports as the Board or the Adviser may reasonably request; and (ii) meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser’s performance under this Agreement upon reasonable advance notice (but no more than monthly, unless otherwise agreed by the Sub-Adviser).

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Standard of Care; Breach.

a.

Standard of Care. The Sub-Adviser will exercise its reasonable judgment and will act in good faith and use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it has agreed to provide under this Agreement.

b.	Notification, Curing Breach.

i.

The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach by the Sub-Adviser of the 1940 Act, the Governing Documents, the Procedures, the Strategy, or this Agreement.

ii.	The Sub-Adviser shall use its commercially reasonable best efforts to cooperate with the Adviser in curing any regulatory or compliance breaches or breaches of this Agreement as promptly as possible.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name. For so long as the Sub-Adviser provides services to the Fund under this Agreement, the Adviser and the Fund shall have a royalty-free license to use the name of the Sub-Adviser, including any short-form of such name, or any combination or derivation thereof, for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund; provided that following the termination of this Agreement the Adviser shall be permitted to continue using the Sub-Adviser’s name to comply with applicable law and internal recordkeeping policies and requirements only. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. Promptly following the termination of this Agreement, the Fund and the Adviser shall take all necessary action to remove reference to the Sub-Adviser in any sales materials, Governing

Documents or similar and the Adviser and the Fund shall cease to use the name of the Sub-Adviser in any newly printed materials (except as may, in the sole discretion of the Adviser, be reasonably necessary to comply with applicable law). For so long as the Sub-Adviser’s details are disclosed, the Sub-Adviser shall have the right, upon reasonable request and at its own expense, to review all sales and other marketing materials utilizing the name of the Sub-Adviser and any combination or derivation thereof, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the third business day after delivery of such materials, the Sub-Adviser will be deemed to have granted consent on the end of the third business day following delivery of such materials to the Sub-Adviser for approval.

b.

Restrictions on Use of Adviser’s Name. Except as required by law or as is necessary or advisable to reduce or eliminate withholding or other taxes, the Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser (other than inclusions of such entities in lists of the Sub-Adviser’s clients). Each of the Adviser and the Sub-Adviser represents and warrants that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely (a “Disparaging Statement”) upon the Trust, the Fund, the Adviser, or the Sub-Adviser, as applicable. In addition, the Adviser represents and warrants that it will not make any Disparaging Statements about the Key Person. For the avoidance of doubt, nothing in this Agreement shall restrict the Sub-Adviser, the Adviser, their respective affiliates, the Trust, or the Fund from making factual statements in required disclosures (including shareholder report discussions or Fund performance), in reports to the Trust’s Board of Trustees, or in response to regulatory inquiries.

c.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Fund, provided that the Fund is not specifically identified by name without approval in writing by the Adviser; provided, further that such approval shall not be necessary to the extent a regulator requests the same. For the avoidance of doubt, performance information in which the Fund is not specified by name shall be subject to the protections for Information in Section 15.

9.	Liability and Indemnification.

a.

Absent the Sub-Adviser’s material breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, or its officers, directors, partners, employees, and controlling persons, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses, claims, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) that may be sustained in the purchase, holding, or sale of any position; provided, however, that the obligations of the Sub-Adviser with respect to a “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) shall be as set forth in the Procedures. Prior to effecting any material change to the definitions in the Procedures of Trade Error or Compliance Error (or to any associated obligations or liabilities of the Sub-Adviser), the Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to the material change becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error or Compliance Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 9(a) and Section 9(c) below, and the indemnity is intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser for recovery pursuant to this section.

b.

The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any other series of the Trust or any Trustees or officer, employee, or agent of the Fund or other series of the Trust.

c.

The Sub-Adviser shall indemnify the Fund and the Adviser and each of their respective trustees, members, officers, employees, and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission (taken as a whole at the time such statements were made and in light of the circumstances under which they were made) in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund included in a disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents (excluding any misstatement or omission that the Adviser knew to be a misstatement or omission); or (ii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the indemnification granted by the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) in Section 9(a) above.

d.

The Adviser shall indemnify the Sub-Adviser and each of its partners/members, officers, employees and shareholders, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than any actual material misstatement or omission (taken as a whole at the time such statements were made and in light of the circumstances under which they were made) in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund included in a disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents (excluding any misstatement or omission that the Adviser knew to be a misstatement or omission)); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s or the Board’s written instructions to the Sub-Adviser; or (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder.

e.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

10.	Sub-Adviser Insurance.

The Sub-Adviser agrees that it will maintain at its own expense an errors and omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser.

11.	Custodian.

a.

The Fund’s assets shall be maintained in the custody of its Custodian. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) to the extent not prohibited by applicable law, regulation, legal or regulatory process, will promptly notify the Adviser of the occurrence of any event that it is aware of that would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. To the extent the Sub-Adviser advises the Fund with respect to trading of “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) and the regulations thereunder, the Sub-Adviser has determined, in consultation with counsel, that it is exempt from registration as a commodity trading advisor (a “CTA”) under Rule 4.14(a)(10). The Sub-Adviser will maintain such exemption or will register and be registered with the CFTC and a member of the National Futures Association (“NFA”) for so long as this Agreement remains in effect.

e.

No Material Pending Actions. To its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates is a party or to which it or any of its directors, officers or the Key Person or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Sub-Adviser’s financial or business prospects, or which might reasonably be expected to have a material adverse effect on the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund pursuant to this Agreement and it will obtain and maintain any required licenses, registrations, memberships, and approvals (of which it is aware it must have, after reasonable inquiry).

g.	ADV. It has provided the Adviser with a copy of its Form ADV and will, on an annual basis make available to the Adviser, any amendment to its Form ADV.

h.	[RESERVED]

i.

No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing shall not, to the knowledge of the Sub-Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, as of the time provided, and in light of the circumstances under which the information was provided, not misleading.

j.

Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on Form 13F. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

k.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or change of circumstances has occurred, which would make any of its representations and warranties in this Section 12 inaccurate or incomplete in any material respect, the Sub-Adviser will, to the extent not prohibited by applicable law, regulation, legal or regulatory process, provide prompt written notification to the Adviser of such fact, omission, or change of circumstance, and a summary of the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs with respect to the Sub-Adviser’s investment advisory business that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring and correct promptly any violations that have occurred, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser is duly registered as a commodity pool operator and CTA with the CFTC and is a member in good standing of the NFA, and will maintain such registration and membership in good standing for so long as this Agreement remains in effect or will be exempt from such registration and membership.

e.

No Material Pending Actions. To its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates or assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse change in the Adviser’s financial or business prospects or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund, and it willl obtain and maintain any required licenses, registrations, memberships, and approvals (of which it is aware it must have).

g.

No Untrue Statements or Omissions. The information provided by the Adviser to the Sub-Adviser in writing shall not, to the knowledge of the Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, as of the time provided, and in light of the circumstances under which the information was provided, not misleading.

h.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will, to the extent not prohibited by applicable law, regulation, legal or regulatory process, provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.

Renewal. Unless terminated by its terms in accordance with Section 14(b), this Agreement shall continue in effect until two years from the effective date, and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any person party to this Agreement, cast at a meeting called for the purpose of such approval.

b.	Termination.

i.

This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 65 days’ prior written notice to the Adviser and the Sub-Adviser; (ii) by the Sub-Adviser upon 65 days’ prior written notice to the Adviser and the Fund; or (iii) by the Adviser upon 65 days’ written notice to the Sub-Adviser. The Sub-Adviser may terminate this Agreement upon five business days’ notice if the Adviser assumes direct responsibility for any function delegated to the Sub-Adviser under this Agreement pursuant to Section 2(a).

ii.

This Agreement may also be terminated, by the Adviser (in its sole discretion) by providing five business days’ notice (A) following a material breach by the Sub-Adviser of this Agreement which is not promptly cured pursuant to Section 7 hereof; (B) following receipt of notice of the occurrence of a Key Person Event; (C) if the Sub-Adviser or the Key Person is convicted of, or enters into a plea of guilty or nolo contendere, or is otherwise found by a court, regulator or governmental body of competent jurisdiction to have committed a material violation of any federal securities law or any felony that is reasonably likely to have a material adverse effect on the ability of the Sub-Adviser to perform its services under this Agreement.

iii.

This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement; and the Adviser endeavour in good faith to provide the Sub-Adviser with 65 days’ prior written notice of such proposed termination.

iv.

For the avoidance of doubt, following delivery of a notice of termination pursuant to this Section 14(b) with respect to this Agreement, the Sub-Adviser will continue to have full discretionary investment and trading authority in accordance with the terms of this Agreement (including, without limitation, Sections 1(a) and 2 hereof) with respect to the Allocated Portion until the effective date of such termination.

v.

This Agreement may also be terminated, without the payment of any penalty, by the Adviser immediately at the discretion of the Adviser, if the Sub-Adviser or any officer, director or the Key Person of the Sub-Adviser is charged in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct or is accused by any regulator or self-regulator in circumstances where the accusation is reasonably likely to have a material adverse economic or reputation effect on the Fund or the Sub-Adviser’s ability to provide services hereunder.

vi.	This Agreement may also terminate if mutually agreed upon by both the Adviser and the Sub-Adviser.

vii.

This Agreement may also be terminated, without the payment of any penalty, by the Sub-Adviser upon 5 days’ prior written notice upon any of the following: (i) any change to the Procedures or any instruction from the Adviser, the Board, or any service provider to the Fund or the Trust, or the alteration of the definition of Trade Error or Compliance Error, in each case that, in the Sub-Adviser’s good faith reasonable discretion, would make it impracticable or unreasonable for the Sub-Adviser to continue to implement the Strategy with respect to the Allocated Portion; or (ii) the material breach by the Adviser of this Agreement which is not promptly cured.

viii.	It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate automatically in the event that no Allocated Portion is available for the Sub-Adviser.

ix.

If the Adviser terminates this agreement or otherwise assumes direct responsibility for any function delegated to the Sub-Adviser under this Agreement pursuant to Section 2(a) and determines (in the case of termination, following the applicable termination date) to liquidate all or a portion of the positions attributable to the Allocated Portion, to the extent not prohibited by applicable law, regulation, legal or regulatory process, the Adviser shall endeavour in good faith to consult with the Sub-Adviser on the best course of action for the liquidation of such positions, taking into account the market situation prevailing at the relevant time and to prevent an adverse impact on the Sub-Adviser’s other clients.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 10, 16, and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall with effect from the relevant termination date unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement. Any Fees calculated in accordance with this Agreement accrued up to the date of termination and not yet paid by such date of termination shall, notwithstanding termination, be payable at the next following payment in accordance with this Agreement.

d.

Amendment. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, upon the advice of counsel that such termination is required by the 1940 Act or applicable SEC rules and regulations, subject to (i) approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and (ii) if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates but only where such exemptive order requires such amendment or termination.

e.

Assignment. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder.

15.	Confidentiality.

a.

Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the written consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure to its directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, or in the case of a Representative that is an advisor, agent or service provider, for the performance of their duties for the Disclosing Party, (ii) have been informed of the confidential nature of such Information, and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, the Trust and the Adviser shall be permitted to disclose Information to any third party in connection with the operation of the Fund or subject to a non-disclosure agreement, provided that such third party has been advised that such Information is to be kept confidential. In connection with the disclosure of Information, the Adviser shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Allocated Portion or the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosures to Representatives). The Disclosing Party shall be responsible for any breach of this Section 15 by its Representatives or any third party it discloses Information to in accordance with provisions of this Section. The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.

Notwithstanding anything to the contrary herein, the Recipient Party and its Representatives may disclose Information without the Disclosing Party’s prior consent to the extent such Information is required to be disclosed by order or direction of a court or tribunal of competent authority under applicable law or by a governmental statute, order, decree, regulation or rule, is required to be disclosed to any governmental, regulatory or tax authority or auditor or pursuant to regulatory oversight by an applicable regulatory authority or is necessary or advisable to reduce or eliminate withholding or other taxes.

c.	Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund.

d.

The Adviser will not permit any Representative or affiliate of the Adviser to use Portfolio Information with respect to the Allocated Portion to trade for its own account or the account of any other person for the purpose of “reverse engineering” the investment or trading methodologies of the Sub-Adviser. In furtherance of the foregoing, the Adviser shall restrict access to the Portfolio Information to those employees of the Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund. In addition, the Adviser will not disclose any Information of the Sub-Adviser to any Other Blackstone Advisers, except as its fiduciary duties to the Fund require and as notified to the Sub-Adviser.

e.

Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

f.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations, and obligations.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by e-mail transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

Melqart Asset Management (UK) Limited

5 St. James’s Square

London SW1Y 4JU

E-Mail: compliance@melqart.com

Attn: Compliance Officer

Adviser:

Peter Koffler

Blackstone Inc.

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

with a copy (which does not constitute notice) to:

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

By Email:

BAIACompliance@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser has policies reasonably designed to maintain business continuity, disaster recovery, and backup capabilities and facilities, through which the Sub-Adviser will be able to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Sub-Adviser shall provide to the Adviser copies of its written business continuity, disaster recovery and backup plan(s) to satisfy the Adviser and Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act.

19.	Personnel.

The Sub-Adviser represents that it is its policy to perform background screening (including review of records as to violent or criminal conduct) of the Key Person and each partner or member of the Sub-Adviser who is actively involved in the portfolio management of the Allocated Portion.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Adviser and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person”, as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

The Sub-Adviser and the Adviser shall cooperate reasonably with each other for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction. The Sub-Adviser and the Adviser will work in good faith with each other and the Fund’s service providers to ensure the orderly daily operation of the Fund (including, without limitation, assisting with preparation of regulatory filings and responding to regulatory requests, provided that assistance with respect to tax filings shall be limited to the Sub-Adviser’s knowledge regarding the investments in the Allocated Portion and shall not include advice about tax law).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.

Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, this Agreement shall be governed and construed under the laws of the State of New York, irrespective of and without regard for any conflicts of law principles. Any suit, proceeding or other action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York. To the extent that the United States District Court for the Southern District of New York lacks jurisdiction over such suit, proceeding or other action then it shall be brought in state court situated in Delaware. The parties hereby submit and consent to the exclusive in personam jurisdiction and venue of such courts.

c.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices and Annexes appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices and Annexes hereto.

d.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.

Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

f.

Counterparts and Electronic Signatures. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be executed in written form or using electronic or digital technology, whether it is a computer-generated signature, an electronic copy of the party’s true ink signature, DocuSign, facsimile, or otherwise. Delivery of an executed counterpart of the Agreement by facsimile, email transmission via portable document format (.pdf), DocuSign, or other electronic means will be equally as effective and binding as delivery of a manually executed counterpart.

g.

Miscellaneous. All words used herein shall be construed to be of such gender or number as the circumstances require. The words “herein,” “hereby,” “hereof” and “hereto,” and words of similar import, refer to this Agreement in its entirety (including the Appendix hereto) and not to any particular paragraph, clause or other subdivision, unless otherwise specified. The word “including” shall mean “including without limitation” unless otherwise specified. Nothing in this Agreement, express or implied, shall or is intended to confer any rights upon any person other than the parties hereto or their respective successors or assigns, including, without limitation, any shareholder of the Fund.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:

Name:

MELQART ASSET MANAGEMENT (UK) LIMITED

By:	Date:

Name:

APPENDIX A

Sub-Advisory Fee